As filed with the Securities and Exchange Commission on January 28, 2003

                                             Securities Act File No. 333-102349
                                      Investment Company Act File No. 811-04875

===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                         ----------------------------

                                   FORM N-2
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /x/
                       Pre-Effective Amendment No. 1                      /x/
                       Post-Effective Amendment No.                       / /
                                    and/or
                       REGISTRATION STATEMENT UNDER THE                   /x/
                        INVESTMENT COMPANY ACT OF 1940                    /x/
                               Amendment No. 25
                         ----------------------------

                            Royce Value Trust, Inc.
              (Exact Name of Registrant as Specified In Charter)
                         ----------------------------

             1414 Avenue of the Americas, New York, New York 10019
                   (Address of Principal Executive Offices)
                                (800) 221-4268
             (Registrant's Telephone Number, including Area Code)

                          Charles M. Royce, President
                            Royce Value Trust, Inc.
                          1414 Avenue of the Americas
                           New York, New York 10019
                    (Name and Address of Agent for Service)
                         ----------------------------
                                  Copies to:

   John E. Denneen, Esq.                          Frank P. Bruno, Esq.
  Royce Value Trust, Inc.                    Sidley Austin Brown & Wood LLP
1414 Avenue of the Americas                        787 Seventh Avenue
 New York, New York 10019                       New York, New York 10019
                         ----------------------------


Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
                         ----------------------------
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [x]
                         ----------------------------



       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
====================================================================================================================
                                                                                     Proposed
                                                                     Proposed         Maximum
                                                     Amount          Maximum         Aggregate        Amount of
                    Title of                          Being       Offering Price     Offering       Registration
          Securities Being Registered             Registered(1)    Per Unit(1)       Price(1)          Fee(2)
--------------------------------------------------------------------------------------------------------------------
Common Stock ($.001 par value)..................5,162,084 shares      $13.10        $67,623,301       $6,221.34
====================================================================================================================


(1) Estimated solely for the purpose of calculating the registration fee.
(2) Transmitted to the designated lockbox at Mellon Bank in Pittsburgh, PA.

                            ROYCE VALUE TRUST, INC.
                       4,301,737 Shares of Common Stock
                  Issuable upon Exercise of Non-Transferable
              Rights to Subscribe for such Shares of Common Stock

     Royce Value Trust, Inc. is offering to its Common Stockholders of record as of January 28, 2003 non-transferable Rights. These Rights will allow you to subscribe for one (1) share of Common Stock for each ten (10) Rights held. You will receive one Right for each whole share of Common Stock that you hold of record as of January 28, 2003, rounded up to the nearest number of Rights evenly divisible by ten. The Rights will not be listed for trading on the New York Stock Exchange ("NYSE") or any other exchange. The Subscription Price will be the lower of (i) $0.50 below the last reported sale price of a share of the Fund's Common Stock on the NYSE on the Pricing Date, which is March 11, 2003 or (ii) the net asset value of a share of the Fund's Common Stock on that date.

     Rights may be exercised at any time until 5:00 p.m., Eastern time, on March 10, 2003, unless extended. Since the Offer closes prior to the Pricing Date, stockholders who exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

     The Fund is a closed-end investment company, whose shares of Common Stock are listed and traded on the NYSE under the symbol "RVT." The Fund's primary investment goal is long-term capital growth. The Fund normally invests at least 75% of its assets in the equity securities of small- and micro-cap companies. The net asset value per share of the Fund's Common Stock at the close of business on January 22, 2003 was $13.07, and the last reported sales price of a share of the Fund's Common Stock on the NYSE on that date was $14.30.

     This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

     Stockholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund. In addition, because the Subscription Price may be less than the net asset value per share as of the Pricing Date, the Offer may result in an immediate dilution of the net asset value per share for all stockholders. See "Risk Factors and Special Considerations at a Glance" on page 5 of this Prospectus.

                                                    Per Share         Total
Estimated Subscription Price                         $13.00          $13.00
Sales load                                            None            None
Proceeds, before expenses, to the Fund(1)(2)         $13.00        $55,922,581

(1) Before deduction of expenses payable by the Fund, estimated at $225,000, which will be charged against paid-in capital of the Fund.
(2) If the Fund increases the number of shares subject to subscription by 20%, the Proceeds, before expenses, to the Fund will be $67,107,092.

     The Fund may increase the number of shares of Common Stock subject to subscription by up to 20%, or up to an additional 860,347 Shares, for an aggregate total of 5,162,084 Shares.

     Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The Shares will be ready for delivery on or about March 31, 2003.

                             --------------------

               The date of this Prospectus is January 28, 2003.

     Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC's Internet site at http://www.sec.gov, and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                              PROSPECTUS SUMMARY

     You should consider the matters discussed in this summary before investing in the Fund through the Offer. This summary is qualified in its entirety by reference to the detailed information included in this Prospectus and the related Statement of Additional Information.

                             THE OFFER AT A GLANCE

The Offer

     The Fund is offering to its Common Stockholders of record as of January 28, 2003 non-transferable Rights. These Rights will allow you to subscribe for one (1) share of Common Stock for each ten (10) Rights held. You will receive one Right for each whole share of Common Stock that you hold of record as of January 28, 2003, rounded up to the nearest number of Rights evenly divisible by ten. The Rights will not be listed for trading on the NYSE or any other exchange. Rights may be exercised at any time from February 10, 2003 through 5:00 p.m., Eastern time, on March 10, 2003, unless extended. Since the Expiration Date is prior to the Pricing Date, stockholders who exercise their Rights will not know the Subscription Price at the time they exercise their Rights. The Fund may increase the number of shares of Common Stock subject to subscription by up to 20% of the Shares (any such additional Shares are referred to as "Additional Shares"). See "The Offer."

Subscription Price

     The Subscription Price will be the lower of (i) $0.50 below the last reported sale price of a share of the Fund's Common Stock on the NYSE on the Pricing Date or (ii) the net asset value of a share of the Fund's Common Stock on that date. See "The Offer -- Subscription Price."

Over-Subscription Privilege

     If you fully exercise all Rights issued to you, you will be entitled to subscribe for additional Shares that were not subscribed for by other stockholders. If sufficient Shares are available, all stockholders' over-subscription requests will be honored in full. If these requests for additional Shares exceed the Shares available, the available Shares, including any Additional Shares, will be allocated pro rata among stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund. See "The Offer -- Over-Subscription Privilege."

Use of Proceeds


     We estimate the net proceeds of the Offer to be approximately $55,697,581 ($66,882,092 if all of the Additional Shares are available for subscription). These figures assume (i) all Rights are exercised in full, (ii) a Subscription Price of $13.00 and (iii) payment of offering expenses of approximately $225,000.


     Royce & Associates, LLC ("Royce"), the Fund's investment adviser, anticipates that investment of the net proceeds of the Offer in accordance with the Fund's investment goal and policies will take up to six months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. See "Use of Proceeds."

Obtaining Subscription Information

     If you have any questions or requests for assistance, please contact Georgeson Shareholder Communications, Inc., the Information Agent, (toll free) at (866) 328-5443. You may also call the Fund (toll free) at (800) 221-4268, or contact your broker or Nominee for information with respect to the Offer. See "The Offer -- Information Agent."


                          Important Dates to Remember

                      Event                                                    Date
                      -----                                                    ----
Record Date.......................................................      January 28, 2003
Subscription Period...............................................      February 10, 2003 through March 10, 2003*
Expiration Date...................................................      March 10, 2003*
Pricing Date......................................................      March 11, 2003*
Nominee Subscription Certificate and Payment for Shares Due
   Pursuant to Notice of Guaranteed Delivery......................      March 13, 2003*
Confirmation to Participants......................................      March 18, 2003*
Final Payment for Shares..........................................      March 28, 2003*


*Unless the Offer is extended.

Tax Consequences

     For Federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to you. You will not realize a taxable loss if your Rights expire without being exercised. See "The Offer -- Federal Income Tax Consequences of the Offer."

                             THE FUND AT A GLANCE

The Fund

     The Fund is a closed-end investment company.

Investment Goal and Policies

     The Fund's primary investment goal is long-term capital growth. Royce normally invests more than 75% of the Fund's assets in the equity securities of small- and micro-cap companies, generally with stock market capitalizations ranging from $100 million to $2 billion, that Royce believes are trading significantly below its estimate of their current worth. The Fund may also invest up to 25% of its assets in non-convertible fixed income securities. An investment in the Fund is not appropriate for all investors. There can be no assurance that the Fund's investment goal will be realized. See "Investment Goal and Policies."

Capital Stock


     The Fund's Common Stock is listed and traded on the NYSE. As of January 22, 2003, the Fund had 42,417,362 shares of Common Stock, 2,400,000 shares of 7.80% Cumulative Preferred Stock and 4,000,000 shares of 7.30% Tax-Advantaged Cumulative Preferred Stock issued and outstanding. The Fund's Preferred Stock has an aggregate liquidation preference of $160 million. See "Description of Capital Stock."


Distributions

     The Fund's policy is to make quarterly distributions to its Common Stockholders at the annual rate of 9% of the rolling average of the prior four calendar quarter-end net asset values of the Fund's Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by Internal Revenue Service regulations. These quarterly distributions are generally reinvested in additional full and fractional shares of Common Stock through the Fund's Dividend Reinvestment and Cash Purchase Plan. The Fund's quarterly distribution policy may be changed by the Board of Directors without stockholder approval. See "Dividends, Distributions and Reinvestment Plan."

Investment Adviser

     Royce provides investment advisory services to the Fund. For its services, the Fund pays Royce a monthly fee at a rate ranging from 0.5% to 1.5% per annum of the Fund's average net assets (including assets obtained from the sale of Preferred Stock) for rolling 60 month periods based on the investment performance of the Fund relative to the investment record of the Standard & Poor's 600 SmallCap Stock Price Index over such periods. See "Investment Advisory and Other Services."

              RISK FACTORS AND SPECIAL CONSIDERATIONS AT A GLANCE

Dilution - Net Asset Value and Non-Participation in the Offer


     If you do not fully exercise your Rights, you should expect that you will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case had you exercised your Rights. Further, if you do not submit a subscription request pursuant to the Over-Subscription Privilege, you may also experience dilution in your Fund ownership if the Fund offers Additional Shares for subscription. The Fund may sell Additional Shares to stockholders if and to the extent that shares issued through the Offer would dilute (reduce) the net asset value of its Common Stock by less than 1.0%. We cannot state precisely the amount of any decrease because we do not know at this time how many Shares will be subscribed for or what the net asset value or market price per Share will be at the Pricing Date. As of January 22, 2003, the Fund's shares traded at a 9.4% premium above net asset value. If the Fund's shares trade at a premium above net asset value as of the Pricing Date, the Fund estimates that such dilution would be minimal. See "The Offer."


Market Risk

     As with any investment company that invests in common stocks, the Fund is subject to market risk -- the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund's Common Stock will fluctuate with the market, and you could lose money over short or long periods of time.

Small- and Micro-Cap Risk


     The prices of small- and micro-cap companies are generally more volatile and their markets are generally less liquid relative to larger-cap companies. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. See "Investment Goal and Policies -- Risk Factors - Investing in Small- and Micro-Cap companies."


Selection Risk

     Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

Market Price of Shares


     Although the Fund's shares of Common Stock have recently traded on the NYSE at a market price above their net asset value (a premium), the Fund's shares have traded in the market below (a discount), at and above net asset value since the commencement of the Fund's operations. There can be no assurance that the Fund's shares will trade at a premium in the future, or that any such premium is sustainable. The Fund's shares have traded at discounts of as much as 18.1% in the past five years. Market price risk is a risk separate and distinct from the risk that the Fund's net asset value will decrease. In the year ended December 31, 2002, the Fund's shares traded in the market at an average discount to net asset value of 0.6%. As of December 31, 2002, the premium above net asset value was 0.2%.

Leverage and Borrowing

     The Fund is authorized to borrow money. So long as the Issued Preferred is rated by Moody's, the Fund cannot borrow for investment leverage purposes. Borrowings create an opportunity for greater capital appreciation with respect to the Fund's investment portfolio, but at the same time such borrowing is speculative in that it will increase the Fund's exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. See "Investment Goal and Policies -- Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities."

Preferred Stock - Leverage Risk

     The leverage resulting from the issuance of Preferred Stock creates risks for holders of Common Stock, including higher volatility of both the net asset values and market prices of the Common Stock. If the Fund is able to realize a net return on its investment portfolio in excess of the then current dividend rate of the Preferred Stock, the effect of leverage permits holders of Common Stock to realize a higher current rate of return than if the Fund were not leveraged. On the other hand, if the current dividend rate on the Preferred Stock exceeds the net return on the Fund's investment portfolio, the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Stock than if the Fund were not leveraged. Similarly, because any decline in the value of the Fund's investments will be borne entirely by holders of Common Stock, the effect of leverage in a declining market results in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock. See "Investment Goal and Policies -- Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities." Leveraging through the issuance of Preferred Stock requires that the holders of the Preferred Stock have class voting rights on various matters that could make it more difficult for the holders of the Common Stock to change the investment goal or other fundamental policies of the Fund, to convert the Fund to an open-end fund or make certain other changes. See "Investment Goal and Policies -- Changes in Investment Goal and Methods/Policies" and "Description of Capital Stock -- Certain Corporate Governance Provisions."

     Because Royce's fee is partially based on the average net assets of the Fund (including assets obtained from the sale of Preferred Stock), Royce has generally benefited from the Fund's issuance of the Issued Preferred. See "Investment Advisory and Other Services -- Advisory Fee."

Certain Corporate Governance Provisions

     The six Fund Directors who are elected by the holders of Common Stock and Preferred Stock voting together are divided into three classes, each having a staggered term of three years. The two Directors elected only by the holders of Preferred Stock stand for election at each annual meeting of stockholders. Accordingly, it likely would take three years to change a majority of the Board of Directors. Vacancies on the Board of Directors for one or more of the six classified positions may be filled by the remaining Directors for the balance of the term of the class. In addition, the Fund's By-laws permit stockholders to call a special meeting of stockholders only if certain procedural requirements are met and the request is made by stockholders entitled to cast at least a majority of the votes entitled to be cast at such a meeting. These provisions may have the effect of maintaining the continuity of management and thus may make it more difficult for the Fund's stockholders to change the majority of Directors. See "Description of Capital Stock -- Certain Corporate Governance Provisions."

                                 FUND EXPENSES

     The following tables are intended to assist investors in understanding the various costs and expenses that a stockholder of the Fund will bear, directly or indirectly.




Stockholder Transaction Expenses
     Sales Load....................................................................                      None
     Distribution Reinvestment and Cash Purchase Plan Fees ........................                      None


Annual Expenses (as a percentage of average net assets attributable to the
   Fund's Common Stock, and estimated for the year ending December 31, 2003)
     Investment Advisory Fees(1)(2)................................................                       1.22%
     Other Expenses(1).............................................................                       0.15%
                                                                                                  --------------------
         Total Annual Expenses(1)(3)...............................................                       1.37%
                                                                                                  ====================
--------------------



(1) Assumes the Issued Preferred remains outstanding for the year ending December 31, 2003. See "Risk Factors and Special Considerations at a Glance - Preferred Stock - Leverage Risk." If the Fund redeems the Issued Preferred, it is estimated that, as a percentage of net assets attributable to Common Stock, the Investment Advisory Fees would be 1.0%, Other Expenses would be 0.13% and Total Annual Expenses would be 1.13%.
(2) The Investment Advisory Fees as a percentage of average net assets may be as low as 0.5% or as high as 1.5% (0.61% and 1.82%, respectively, as a percentage of average net assets attributable to the Fund's Common Stock), based on the Fund's relative investment performance. See "Investment Advisory and Other Services--Advisory Fee."
(3) The indicated 1.15% expense ratio assumes that the Offer (including the Over-Subscription Privilege) is fully subscribed and assumes estimated net proceeds from the Offer of approximately $66.9 million (assuming an estimated Subscription Price of $13.00).


Example

     The following Example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Fund's Common Stock. These amounts are based upon payment by the Fund of investment advisory fees and other expenses at the levels set forth in the above table.

     An investor would directly or indirectly pay the following expenses on a $1,000 investment in shares of the Fund's Common Stock, assuming (i) the market price at the time of investment was equal to the net asset value ("NAV") per share, (ii) a 5% annual return and (iii) reinvestment of all distributions at NAV:


      One Year           Three Years        Five Years          Ten Years
         $                    $                  $                  $
         12                  37                 64                 141


     This Example assumes that the percentage amounts listed under Annual Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return and reinvestment at NAV are required by regulation of the SEC and are applicable to all investment companies, and the assumed 5% annual return is not a prediction of, and does not represent, the projected performance of the Fund's Common Stock. Actual expenses and annual rates of return may be more or less than those allowed for purposes of this Example. In addition, while the Example assumes reinvestment of all distributions at NAV, the Fund's Distribution Reinvestment and Cash Purchase Plan contemplates payment of net investment income dividends and capital gain distributions in shares of the Fund's Common Stock (unless a stockholder elects to receive payments in cash), based on the lower of the market price or NAV on the valuation date, except that distributions may not be reinvested for less than 95% of the market price.

     This Example should not be considered a representation of future expenses. The Fund's actual expenses may be more or less than those shown.

                             FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the periods presented and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions and full primary participation in all rights offerings). The information for the six months ended June 30, 2002 has not been audited. The information for each of the four years in the period ended December 31, 2001 has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the Fund's 2001 Annual Report to Stockholders, which is available upon request. The information for the years ended December 31, 1997, 1996 and 1995 has been audited by Ernst & Young LLP, independent accountants, as stated in their unqualified report accompanying such financial statements.



                                        Six Months
                                        ended June                       Years ended December, 31
                                         30, 2002      ___________________________________________________________________
                                        (unaudited)      2001       2000       1999         1998        1997      1996
                                        -----------    -------     -------    -------      -------     -------   --------
NET ASSET VALUE, BEGINNING OF PERIOD       $17.31      $16.56      $15.77     $15.72       $16.91      $14.32    $13.56

INVESTMENT OPERATIONS(a):
  Net investment income (loss)...           (0.01)       0.05        0.18       0.26         0.17        0.21      0.26
  Net realized and unrealized                0.18        2.58        2.58       1.65         0.67        3.85      1.92
  gain on investments............
                                        ----------------------------------------------------------------------------------
    Total investment operations..            0.17        2.63        2.76       1.91         0.84        4.06      2.18
                                        ----------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED
STOCKHOLDERS:
  Net investment income..........             --        (0.01)      (0.03)     (0.04)       (0.03)      (0.03)    (0.01)
  Net realized gain on investments            --        (0.30)      (0.30)     (0.32)       (0.26)      (0.15)    (0.06)
  Quarterly distributions*.......           (0.15)        --          --         --           --          --        --
                                        ----------------------------------------------------------------------------------
    Total distributions to
    Preferred Stockholders.......           (0.15)      (0.31)      (0.33)     (0.36)       (0.29)      (0.18)    (0.07)
                                        ----------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON
STOCKHOLDERS:
  Net investment income..........             --        (0.05)      (0.13)     (0.15)       (0.16)      (0.19)    (0.15)
  Net realized gain on                        --        (1.44)      (1.35)     (1.22)       (1.38)      (1.02)    (1.00)
  investments....................
  Quarterly distributions*.......           (0.76)        --          --         --           --          --        --
                                        ----------------------------------------------------------------------------------
    Total distributions to
    Common Stockholders..........           (0.76)      (1.49)      (1.48)     (1.37)       (1.54)      (1.21)    (1.15)
                                        ----------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:
  Effect of reinvestment of
    distributions by Common
    Stockholders.................           (0.02)      (0.08)      (0.16)     (0.13)       (0.09)      (0.08)    (0.11)
  Effect of Rights offering......             --          --          --         --           --           --       --
  Effect of Preferred Stock
    offering.....................             --          --          --         --         (0.11)         --     (0.09)
                                        ----------------------------------------------------------------------------------
    Total capital stock
    transactions.................           (0.02)      (0.08)      (0.16)     (0.13)       (0.20)      (0.08)    (0.20)
                                        ----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD(a)........................          $16.55      $17.31      $16.56     $15.77       $15.72      $16.91    $14.32
                                        ==================================================================================

MARKET VALUE, END OF PERIOD......          $16.55      $15.72     $14.438    $13.063       $13.75     $15.063  $12.625
                                        ==================================================================================

TOTAL RETURN(b):
Market Value.....................           10.1%***    20.0%       22.7%       5.7%         1.5%       28.8%     16.3%
Net Asset Value (a)..............            0.0%***    15.2%       16.6%      11.7%         3.3%       27.5%     15.5%


RATIOS BASED ON AVERAGE NET
ASSETS APPLICABLE TO COMMON
STOCKHOLDERS:
Total expenses (c, d)............           1.61%**     1.61%       1.43%      1.39%        1.31%       1.12%     1.28%
  Management fee expense.........           1.48%**     1.45%       1.25%      1.18%        1.10%       0.39%     0.39%
  Interest expense...............            --          --          --          --          --         0.45%     0.64%
  Other operating expenses.......           0.13%**     0.16%       0.18%      0.21%        0.21%       0.28%     0.25%
Net investment income (loss).....         (0.14)%**     0.35%       1.18%      1.47%        1.11%       1.53%     1.27%
SUPPLEMENTAL DATA:
Net Assets; End of Period (in
thousands).......................        $838,661    $849,141    $783,262   $712,928     $676,963    $554,231  $441,837
Portfolio Turnover Rate .........             15%         30%         36%        41%          43%         29%       34%

PREFERRED STOCK:

Total shares outstanding.........       6,400,000   6,400,000   6,400,000  6,400,000    2,400,000   2,400,000      --
Asset coverage per share.........         $132.68     $122.38     $111.40    $105.78      $165.51     $120.15      --
Liquidation preference per
share............................          $25.00      $25.00      $25.00     $25.00       $25.00      $25.00      --
Average market value per share:
  7.80% Cumulative (e)...........          $25.70      $23.44      $24.98     $25.91       $25.70      $25.20      --
  7.30% Tax-Advantaged Cumualtive(e)       $25.37      $22.35      $24.24     $25.43          --          --       --
NOTES:
Total amount outstanding (in
thousands).......................             --          --          --         --           --      $27,801   $40,000
Asset coverage per note..........             --          --          --         --           --    $2,090.59 $1,201.51
Average market value per note (e)             --          --          --         --           --      $107.69   $100.68


                                       _______________________________________________
                                            1995      1994          1993       1992
                                           -------   ---------     -------   --------
NET ASSET VALUE, BEGINNING OF PERIOD       $12.34      $13.47      $12.50     $11.23

INVESTMENT OPERATIONS(a):
  Net investment income (loss)...            0.04        0.04        0.09       0.15
  Net realized and unrealized
  gain on investments............            2.70        0.09        2.12       2.12

    Total investment operations..      -----------------------------------------------
                                             2.74        0.13        2.21       2.27
                                          --------------------------------------------

DISTRIBUTIONS TO PREFERRED
STOCKHOLDERS:
  Net investment income..........             --          --          --         --
  Net realized gain on investments            --          --          --         --
  Quarterly distributions*.......             --          --          --         --
                                          --------------------------------------------
    Total distributions to
    Preferred Stockholders.......             --          --          --         --
                                          --------------------------------------------

DISTRIBUTIONS TO COMMON
STOCKHOLDERS:
  Net investment income..........           (0.03)      (0.01)      (0.09)     (0.15)
  Net realized gain on
  investments....................           (1.26)      (1.04)      (1.06)     (0.75)
  Quarterly distributions*.......              --          --          --        --
                                          --------------------------------------------
    Total distributions to
    Common Stockholders..........           (1.29)      (1.05)      (1.15)     (0.90)
                                          --------------------------------------------

CAPITAL STOCK TRANSACTIONS:
  Effect of reinvestment of
    distributions by Common
    Stockholders.................           (0.11)      (0.07)+     (0.01)     (0.04)
  Effect of Rights offering......           (0.12)      (0.14)      (0.08)     (0.06)
  Effect of Preferred Stock
    offering.....................             --           --         --         --
                                          --------------------------------------------
    Total capital stock
    transactions.................           (0.23)      (0.21)      (0.09)     (0.10)
                                          --------------------------------------------
NET ASSET VALUE, END OF
PERIOD(a)........................          $13.56      $12.34      $13.47     $12.50
                                          ============================================

MARKET VALUE, END OF PERIOD......         $11.875      $11.00     $12.875     $12.25
                                          ============================================

TOTAL RETURN(b):
Market Value.....................               %           %           %      26.8%
Net Asset Value (a)..............               %           %           %      19.9%

RATIOS BASED ON AVERAGE NET
ASSETS APPLICABLE TO COMMON
STOCKHOLDERS:
Total expenses (c, d)............           2.01%       2.01%       1.33%      0.81%
  Management fee expense.........           0.97%       1.21%       1.09%      0.53%
  Interest expense...............           0.75%       0.46%        --         --
  Other operating expenses.......           0.29%       0.34%       0.24%      0.28%
Net investment income (loss).....           0.34%       0.31%       0.74%      1.31%
SUPPLEMENTAL DATA:
Net Assets; End of Period (in
thousands).......................        $338,970    $269,032    $246,558   $202,483
Portfolio Turnover Rate .........             32%         35%         33%        40%
PREFERRED STOCK:
Total shares outstanding.........            --          --          --         --
Asset coverage per share.........            --          --          --         --
Liquidation preference per
share............................            --          --          --         --
Average market value per share:
  7.80% Cumulative (e)...........            --          --          --         --
  7.30% Tax-Advantaged
  Cumualtive (e).................            --          --          --         --
NOTES:
Total amount outstanding (in
thousands).......................         $40,000    $40,000         --         --
Asset coverage per note..........         $944.35    $768.67         --         --
Average market value per note (e)          $96.62     $95.62         --         --

--------------------------------

(a) Commencing June 21, 1995 through December 31, 1997, Net Asset Value per share, Net Asset Value Total Returns and Income from Investment Operations were calculated assuming that the then outstanding convertible notes had been fully converted, except when the effect of doing so resulted in a higher Net Asset Value per share than would have been calculated without such assumption. If it were not assumed that the Notes had been converted, the Net Asset Value per share would have been increased by $0.31 at December 31, 1997, $0.17 at December 31, 1996 and $0.09 at December 31, 1995.
(b) Total investment return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to end of such periods.
(c) Expense ratios based on total average net assets were 1.32%, 1.30%, 1.12%, 1.06%, 1.06%, 0.99%, 1.20%, 2.01%, 2.01%, 1.33% and 0.81% for the
      period ended June 30, 2002 and years ended December 31, 2001, 2000,
      1999, 1998, 1997, 1996, 1995, 1994, 1993 and 1992, respectively.
(d) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by Royce would have been 1.65%,
      1.51%, 1.48%, 1.34%, 1.14%, 1.31%, 2.04% and 2.02% for the periods ended
      December 31, 2001, 2000, 1999, 1998, 1997, 1996, 1995 and 1994,
      respectively.
(e)   The average of month-end market values during the period.
*     To be allocated to net investment income and capital gains at year-end.
**    Annualized.
***   Not annualized.
+     Includes distributions paid January 31, 1994 and December 30, 1994.

                            INVESTMENT PERFORMANCE

         The table below presents average annual total returns of the Fund's Common Stock on two separate bases. The NAV Return is the compound average annual rate of return, using NAVs, on an amount invested in the Fund from the beginning to the end of the stated period and assumes reinvestment of net investment income dividends and capital gains distributions. Historically, stockholders have been able to reinvest distributions and purchase shares through rights offerings at prices below NAV and without commission costs. Market Value Return presents the same information, but values the Fund at market rather than NAV and, therefore, reflects the actual experience of a stockholder, before commission costs, who bought and sold shares of the Fund at the beginning and ending dates.


         The record of the S&P SmallCap Stock Price 600 Index ("S&P 600 Index") has been included so that the Fund's results may be compared with an unmanaged index reflecting 600 domestic stocks chosen by Standard & Poor's for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The S&P 600 Index is a market-value weighted index (stock price times the number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The record of the Russell 2000 Index has been included so that the Fund's results may be compared with an unmanaged index reflecting the performance of the 2,000 smallest companies in the Russell 3000 Index (which represent the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2002, the average market capitalization of companies included in the Russell 2000 Index was approximately $640 million, their median market capitalization was approximately $306 million and the Index had a total market capitalization range of approximately $2.4 billion to $8 million. The Fund primarily invests in small- and micro-cap companies. The figures for each Index assume reinvestment of dividends.


                                                  Average Annual Total Returns
                                                                                                         From November
                                                                                                            28, 1986
                          Three Months     Six Months    Twelve Months     Thirty-Six     Sixty Months    (inception)
                             Ended           Ended           Ended        Months Ended       Ended             to
                          December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                            2002(%)*        2002(%)*        2002(%)         2002(%)         2002(%)         2002(%)
                          ------------    ------------   -------------    -------------   --------------  -------------

Fund Market Value
Return
Fund NAV Return
S&P 600 Index                   4.91          -14.62          -14.65            0.56            2.44            8.91
Russell 2000 Index              6.16          -16.56          -20.48           -7.54           -1.36            8.24

  * Not annualized



         It should be noted that the NAV Return for the period from November 28, 1986 through December 31, 2002 is based on the Fund's initial NAV of $9.30 per share, rather than the initial public offering price of $10.00 per share. Accordingly, that figure does not reflect underwriting commissions and discounts or expenses of the offering paid by stockholders who purchased the Fund's shares in the initial public offering.

         The above results represent past performance and should not be considered an indication of future performance from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and net asset and market prices will fluctuate, so that shares of Common Stock may be worth more or less than their original cost when sold.

                                   THE OFFER

Terms of the Offer


         The Fund is offering to stockholders of record ("Stockholders") as of the close of business on January 28, 2003 (the "Record Date") non-transferable rights (the "Rights") to subscribe for an aggregate of 4,301,737 shares of Common Stock (the "Shares") of the Fund. The Fund may increase the number of shares of Common Stock subject to subscription by up to 20% of the Shares, or up to 860,347 Additional Shares, for an aggregate total of 5,162,084 Shares. However, the Fund may sell Additional Shares to Stockholders if and to the extent that shares issued through the Offer would dilute (reduce) the net asset value of its Common Stock by less than 1.0%.

         Each Stockholder is being issued one (1) Right for each whole share of Common Stock owned on the Record Date. The Rights entitle a Stockholder to acquire at the Subscription Price one (1) Share for each ten (10) Rights held, rounded up to the nearest number of Rights evenly divisible by ten (the "Offer"). Fractional Shares will not be issued upon the exercise of Rights. In the case of shares held of record by a broker-dealer, bank or other financial intermediary (each, a "Nominee"), the number of Rights issued to such Nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by ten) of the Rights to be received by each of the beneficial owners for whom it is the holder of record only if the Nominee provides to the Fund, on or before the close of business on March 7, 2003, a written representation of the number of Rights required for such rounding.


         Rights may be exercised at any time during the Subscription Period, which commences on February 10, 2003 and ends as of 5:00 p.m., Eastern time, on March 10, 2003, unless extended by the Fund (such date, as it may be extended, is referred to in this Prospectus as the "Expiration Date"). A Stockholder's right to acquire one (1) additional Share for each ten (10) Rights held during the Subscription Period at the Subscription Price is referred to as the "Primary Subscription." The Rights are evidenced by Subscription Certificates, which will be mailed to Stockholders.

         In addition, any Stockholder who fully exercises all Rights issued to him or her is entitled to subscribe for additional Shares, which were not otherwise subscribed for in the Primary Subscription, at the Subscription Price (the "Over-Subscription Privilege"). Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, which is more fully discussed below under "The Offer--Over-Subscription Privilege."

         The Subscription Price will be the lower of (i) $0.50 below the last reported sale price of a share of the Fund's Common Stock on the NYSE on March 11, 2003 (the "Pricing Date") or (ii) the net asset value ("NAV") of a share of the Fund's Common Stock on the Pricing Date. Since the time of the close of the Offer on the Expiration Date is prior to the Pricing Date, holders who choose to exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

         The Rights are non-transferable. Therefore, only the underlying Shares, and not the Rights, will be listed for trading on the NYSE.

Purposes of the Offer

         The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its stockholders to continue to increase the assets of the Fund available for current and future investment opportunities. In addition, the Offer seeks to reward the long-term stockholder by giving existing Stockholders Rights to purchase additional Shares at a price below market price. Increasing the size of the Fund also might result in lowering the Fund's expenses as a percentage of average net assets. Royce expects to take up to six months from the Fund's receipt of the proceeds of the Offer following the Expiration Date to fully invest them in accordance with the Fund's investment goal and policies.

         The Subscription Price will be determined the first business day subsequent to the Expiration Date in order to ensure that the Offer will attract the maximum participation of Stockholders with the minimum dilution to non-participating Stockholders.

         The Fund's Board of Directors voted unanimously to approve the terms of the Offer. Two of the Fund's Directors who voted to authorize the Offer are affiliated with Royce and, therefore, could benefit indirectly from the Offer. The other six directors are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Royce may also benefit from the Offer because its fee is partially based on the net assets of the Fund. See "Investment Advisory and Other Services--Advisory Fee." It is not possible to state precisely the amount of additional compensation Royce might receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value.

         The Fund may, in the future, choose to make additional rights offerings from time to time for a number of shares and on terms that may or may not be similar to this Offer. Any such future rights offerings will be made in accordance with the then applicable requirements of the 1940 Act and the Securities Act of 1933, as amended.

         There can be no assurance that the Fund or its stockholders will achieve any of the foregoing objectives or benefits through the Offer.

Over-Subscription Privilege

         If some Stockholders do not exercise all of the Rights initially issued to them, any Shares for which subscriptions have not been received from Stockholders will be offered by means of the Over-Subscription Privilege to those Stockholders who have exercised all of the Rights initially issued to them and who wish to acquire additional Shares. Stockholders who exercise all of the Rights initially issued to them should indicate on the Subscription Certificate how many Shares they are willing to acquire through this Over-Subscription Privilege. If sufficient Shares remain after completion of the Primary Subscription, all over-subscription requests will be honored in full. However, if sufficient Shares are not available to honor all over-subscription requests, the Fund may issue up to an additional 20% of the initial Shares (the "Additional Shares"), in order to honor such over-subscription requests. The Fund may sell Additional Shares to stockholders if and to the extent that shares issued through the Offer would dilute (reduce) the net asset value of its Common Stock by less than 1.0%. To the extent that there are not sufficient Shares to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund, so that the number of Shares issued to Stockholders who subscribe through the Over-Subscription Privilege will generally be in proportion to the number of Shares of the Fund owned by them on the Record Date. The percentage of remaining Shares each over-subscribing Stockholder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to ensure that the total number of Shares available for over-subscriptions is distributed, as nearly as may be practicable, on a pro rata basis. The Fund will not offer or sell any Shares which are not subscribed for through the Primary Subscription or the Over-Subscription Privilege. The combination of the Over-Subscription Privilege and the Fund's election to issue Additional Shares may result in additional dilution of interest and voting rights to Stockholders, and additional reduction in the Fund's NAV per share.

         Charles M. Royce and certain other officers and employees of Royce may purchase shares of Common Stock in the Primary Subscription and the Over-Subscription Privilege. Any such purchases will be made on the same terms applicable to other stockholders.

Subscription Price


         The Subscription Price for the Shares to be issued pursuant to the Offer will be the lower of (i) $0.50 below the last reported sale price of a share of the Fund's Common Stock on the NYSE on the Pricing Date or (ii) the NAV of a share of the Fund's Common Stock on the Pricing Date. For example, if the last reported sale price of a share of the Fund's Common Stock on the NYSE on the Pricing Date is $14.30 and the NAV of a share of the Fund's Common Stock on that date is $13.07, the Subscription Price will be $13.07. However, if the NAV of a share of the Fund's Common Stock on that date is $14.00, then the Subscription Price will be $13.80.

         The Fund announced the Offer after the close of trading on the NYSE on January 3, 2003. The NAV per share of the Fund's Common Stock at the close of business on December 31, 2002 and January 22, 2003 were

$13.22 and $13.07, respectively, and the last reported sales prices of a share of the Fund's Common Stock on the NYSE on those dates were $13.25 and $14.30, respectively.

Expiration of the Offer

         The Expiration Date is 5:00 p.m., Eastern time, on March 10, 2003, unless extended by the Fund. The Rights will expire on the Expiration Date and may not be exercised after that date. Since the time of the close of the Offer on the Expiration Date is prior to the Pricing Date, Stockholders who choose to exercise their Rights will not know the Subscription Price when they decide whether to acquire Shares on Primary Subscription or through the Over-Subscription Privilege.

Subscription Agent

         The Subscription Agent for the Offer is Equiserve Trust Company, N.A. ("Equiserve"), which will receive, for its administrative, processing, invoicing and other services as Subscription Agent, an estimated fee of $15,000 and reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's Transfer Agent. Stockholder inquiries may be directed to Georgeson Shareholder Communications, Inc., the Information Agent, (toll free) at (866) 328-5443. SIGNED SUBSCRIPTION CERTIFICATES SHOULD BE SENT TO EQUISERVE TRUST COMPANY, N.A., by one of the following methods:

         (1)      BY FIRST CLASS MAIL:
                  Equiserve Trust Company, N.A.
                  Attn: Corporate Actions
                  P.O. Box 43025
                  Providence,  RI  02940-3025

         (2)      BY EXPRESS MAIL OR OVERNIGHT COURIER:
                  Equiserve Trust Company, N.A.
                  Attn: Corporate Actions
                  40 Campanelli Drive
                  Braintree, MA 02184

         (3)      BY HAND:
                  Securities Transfer & Reporting Services, Inc.
                  100 Williams Street Galleria
                  New York,  NY  10038

                  Delivery to an address other than the above does not constitute good delivery.

Information Agent Coordinator

         Any questions or requests for assistance may be directed to the Information Agent at its telephone number listed below:

                  Georgeson Shareholder Communications, Inc.
                           Toll Free: (866) 328-5443

         Stockholders may also call the Fund (toll free) at (800) 221-4268 or contact their Nominees, who hold shares for the account of others, for information with respect to the Offer.

         The Fund will pay a fee of $12,000 to Georgeson Shareholder Communications, Inc. and reimbursement for all out-of-pocket expenses related to its services as Information Agent.

Method for Exercising Rights

         Rights may be exercised by Stockholders who fill in and sign the accompanying Subscription Certificate and mail it in the envelope provided or deliver the completed and signed Subscription Certificate to the Subscription Agent, together with any required payment for the Shares as described below under "Payment for Shares." Rights may also be exercised by a Stockholder contacting his or her broker, bank or trust company, which can arrange, on the stockholder's behalf, to guarantee delivery (using a "Notice of Guaranteed Delivery") of a properly completed and executed Subscription Certificate and payment for the Shares. The broker, bank or trust company may charge a fee for this service. Fractional Shares will not be issued. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date (unless payment is to be effected by means of a notice of guaranteed delivery (see "Payment for Shares")) at the offices of the Subscription Agent.

         Stockholders who are Record Owners. Stockholders who are record owners can choose between either option set forth below under "Payment for Shares." If time is of the essence, option (1) will permit delivery of the Subscription Certificate and payment after the Expiration Date.

         Investors Whose Shares Are Held Through A Nominee. Stockholders whose shares are held by a Nominee such as a broker, bank or trust company, must contact that Nominee to exercise their Rights. In that case, the Nominee will complete the Subscription Certificate on behalf of the stockholder and arrange for proper payment by one of the methods set forth below under "Payment for Shares."

         Nominees. Nominees, who hold shares for the account of others, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the Nominee should complete the Subscription Certificate and submit it to the Subscription Agent, together with the proper payment described below under "Payment for Shares."

Payment for Shares

         Stockholders who acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

         (1) If, prior to 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile or otherwise, from a bank or trust company or a NYSE member firm, guaranteeing delivery of (a) payment of the full Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for through the Over-Subscription Privilege and (b) a properly completed and executed Subscription Certificate, the subscription will be accepted by the Subscription Agent. The Subscription Agent will not honor a Notice of Guaranteed Delivery if a properly completed and executed Subscription Certificate is not received by the Subscription Agent by the close of business on the third (3rd) business day after the Expiration Date and full payment for the Shares is not received by it by the close of business on the tenth (10th) business day after the Confirmation Date.


         (2) Alternatively, a record owner can send payment for the Shares acquired in the Primary Subscription, together with the Subscription Certificate, to the Subscription Agent based on an assumed purchase price of $13.00 per Share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date.


         IF THE SECOND METHOD DESCRIBED ABOVE IS USED, PAYMENT BY CHECK MUST ACCOMPANY ANY SUBSCRIPTION CERTIFICATE FOR THE SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

         Stockholders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent, except as provided below under "Notice of Net Asset Value Decline / Possible Suspension or Withdrawal of the Offer."

         The method of delivery of Subscription Certificates and payment of the Subscription Price to the Fund will be at the election and risk of the Rights holders, but if sent by mail it is recommended that such Subscription Certificates and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Fund and clearance of payment prior to 5:00 p.m., Eastern time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear and may, at the discretion of the Fund, not be accepted if not cleared prior to the Expiration Date, you are strongly encouraged to pay, or arrange for payment, by means of certified or bank cashier's check.

         A confirmation will be sent by the Subscription Agent to each Stockholder (or, if the Fund's Shares on the Record Date are held by a Nominee, to such Nominee) by March 18, 2003, showing (i) the number of Shares acquired pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired through the Over-Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by the Stockholder to the Fund or any excess to be refunded by the Fund to the Stockholder, in each case based on the Subscription Price as determined on the Pricing Date. In the case of any Stockholder who exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to the Stockholder will be applied by the Fund toward payment for additional Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a Stockholder must be received by the Subscription Agent within ten (10) business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a Stockholder will be mailed by the Subscription Agent to such Stockholder as promptly as possible within ten (10) business days after the Confirmation Date. All payments by a Stockholder must be made in United States dollars by money order or check drawn on a bank located in the United States of America and payable to ROYCE VALUE TRUST, INC.

         Issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment through any Notice of Guaranteed Delivery.

         If a Stockholder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of all amounts due by the eighth (8th) business day after the Confirmation Date, the Fund reserves the right to (i) find other purchasers for such subscribed and unpaid Shares; (ii) apply any payment actually received by it toward the purchase of the greatest number of whole Shares which could be acquired by such Stockholder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise any and all other rights and/or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

         All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Notice of Net Asset Value Decline / Possible Suspension or Withdrawal of the
Offer


         The Fund has, as required by the SEC's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to January 28, 2003, the effective date of the Fund's Registration Statement, the Fund's NAV declines more than 10% from its NAV as of January 28, 2003. Accordingly, the Fund will notify Stockholders of any such decline and thereby permit them to cancel their exercise of Rights.

Delivery of Share Certificates

         Participants in the Fund's Distribution Reinvestment and Cash Purchase Plan (the "Plan") will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their accounts in the Plan. Stock certificates will not be issued for Shares credited to Plan accounts. Stockholders whose Shares are held of record by a Nominee on their behalf will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of such Nominee. For all other Stockholders, stock certificates for all Shares acquired will be mailed promptly after full payment for the subscribed Shares has been received and cleared.

Federal Income Tax Consequences of the Offer

         Stockholders who receive Rights pursuant to the Offer will not recognize taxable income for U.S. Federal income tax purposes upon their receipt of the Rights. If Rights issued to a Stockholder expire without being exercised, no basis will be allocated to such Rights, and such stockholder will not recognize any gain or loss for U.S. Federal income tax purposes upon such expiration.

         The tax basis of a Stockholder's Common Stock will remain unchanged, and the stockholder's basis in the Rights will be zero. A Stockholder who exercises Rights will not recognize any gain or loss for U.S. Federal income tax purposes upon the exercise. The basis of the newly acquired Common Stock will equal the Subscription Price paid for the Common Stock. Upon a sale or exchange of the Common Stock so acquired, the Stockholder will recognize gain or loss measured by the difference between the proceeds of the sale or exchange and the cost basis of such Common Stock. Assuming the Stockholder holds the Common Stock as a capital asset, any gain or loss realized upon its sale will generally be treated as a capital gain or loss, which gain or loss will be short-term or long-term, depending on the length of the Stockholder's holding period for such Common Stock. However, it currently appears that any loss recognized upon the sale of shares of Common Stock with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distribution previously received by the Stockholder with respect to such Shares, and a loss may be disallowed under wash sale rules to the extent that the Stockholder purchases additional Common Stock (including by reinvestment of distributions) within 30 days before or after the sale date. The holding period for Common Stock acquired upon the exercise of Rights will begin on the date of exercise of the Rights.

         The foregoing is a summary of the material U.S. Federal income tax consequences of the Offer under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and applicable existing and proposed regulations thereunder, all as currently in effect and all subject to change at any time, perhaps with retroactive effect. It does not include any state, local or foreign tax consequences of the Offer. This summary is generally applicable to Stockholders that are United States persons as defined in the Code. Further, this summary is not intended to be, nor should it be, construed as legal or tax advice, and stockholders are urged to consult their own tax advisors to determine the tax consequences to them of the Offer and their ownership of Rights and Common Stock.


Dilution

         If you do not fully exercise your Rights, you should expect that you will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case if you exercised your Rights. We cannot determine the extent of this dilution at this time because we do not know what proportion of the Fund's Shares will be purchased as a result of the Offer.

         You may experience dilution in your holdings because you will indirectly bear the expenses of the Offer. Further, if you do not submit subscription requests pursuant to the Over-Subscription Privilege, you may also experience dilution in your holdings if the Fund offers Additional Shares for subscription. We cannot state precisely the amount of any such decrease in NAV because we do not know at this time how many Shares will be subscribed for or what the NAV or market price per share will be at the Pricing Date. As of January 22, 2003, the Fund's shares traded at a 9.4% premium above NAV. If the Fund's shares trade at a premium above NAV as of the Pricing Date, the Fund estimates that such dilution would be minimal. See "Risk Factors and Special Considerations at a Glance - Dilution - Net Asset Value and Non-Participation in the Offer." Except as described in this Prospectus, you will have no right to rescind your subscription requests after receipt of your payment for Shares by the Subscription Agent.

Other Rights Offerings

         The Fund had below-NAV rights offerings during each of the seven years ended December 31, 1995, and may have similar rights offerings in the future. Any such future rights offerings would be separately registered with the SEC and made by means of separate prospectuses.

                                USE OF PROCEEDS


         We estimate the net proceeds of the Offer to be approximately $55,697,581 ($66,882,092 if all of the Additional Shares are available for subscription). These figures assume (i) all Rights are exercised in full, (ii) a Subscription Price of $13.00 and (iii) payment of offering expenses of approximately $225,000. Royce anticipates that investment of the net proceeds of the Offer in accordance with the Fund's investment goal and policies will take up to six months from January 28, 2003, depending on market conditions and the availability of appropriate securities. Pending investment, the net proceeds of the Offer will be held in the types of short-term debt securities and instruments in which the Fund may invest. See "Investment Goal and Policies--Investment Methods/Policies." As a result of this short-term investment of the proceeds, a lower yield may be realized.


                         INVESTMENT GOAL AND POLICIES

Investment Goal

         The Fund's primary investment goal and one of its fundamental policies is long-term capital growth. Royce normally invests more than 75% of the Fund's assets in the equity securities of small- and micro-cap companies, with stock market capitalizations ranging from $100 million to $2 billion. (Stock market capitalization is calculated by multiplying the total number of common shares issued and outstanding by the per share market price of the common stock.) See "Changes in Investment Goal and Methods/Policies." There are market risks inherent in any investment, and there is no assurance that the Fund's primary investment goal will be achieved.

Investment Methods/Policies

         Royce uses a value method in managing the Fund's assets. In selecting securities for the Fund, Royce evaluates the quality of a company's balance sheet, the level of its cash flows and various measures of a company's profitability. Royce then uses these factors to assess the company's current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company's future growth prospects and current financial condition.

         Royce invests in securities of companies that are trading significantly below its estimate of the company's "current worth" in an attempt to reduce the risk of overpaying for such companies. Royce's value approach strives to reduce some of the other risks of investing in small- and micro-cap companies (for the Fund's portfolio taken as a whole) by evaluating various other risk factors. Royce attempts to lessen financial risk by buying companies that combine strong balance sheets with low leverage. While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in the securities of small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. Although Royce's approach to security selection seeks to reduce downside risk to the Fund's portfolio, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

         Foreign Investments. The Fund may invest up to 10% of its assets in securities of foreign issuers. Foreign investments involve certain additional risks, such as political or economic instability of the issuer or of the country of issue, fluctuating exchange rates and the possibility of imposition of exchange controls.

         Fixed Income Securities. The Fund may invest up to 25% of its assets in direct obligations of the government of the United States or its agencies and/or in non-convertible preferred stocks and non-convertible debt securities of various issuers, including up to 5% of its net assets in below investment-grade debt securities, also known as high-yield fixed income securities. Such below investment-grade debt securities may be in the lowest-grade categories of recognized ratings agencies (C in the case of Moody's Investor Service, Inc. ("Moody's") or D in the case of Standard & Poor's) or may be unrated. High-yield/high-risk investments are primarily speculative and may entail substantial risk of loss of principal and non-payment of interest, but may also produce above-average returns for the Fund. Debt securities rated C or D may be in default as to the payment of interest or repayment of principal.

         Warrants, Rights or Options. The Fund may invest up to 5% of its total assets in warrants, rights or options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest in the underlying security. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, market prices of warrants, rights or call options do not necessarily move parallel to the market prices of the underlying securities; market prices of put options tend to move inversely to the market prices of the underlying securities.

         Securities Lending. The Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. However, under the Moody's current rating agency guidelines relating to the Issued Preferred, the Fund may not lend portfolio securities in excess of 5% of its total assets. Moody's current rating agency guidelines may in the future be amended to permit the Fund to lend a greater percentage of its total assets. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities Lending Program organized and monitored by the Fund's custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Royce's judgment, the consideration to be earned from such loans would justify the risk.

         The current view of the staff of the SEC is that a fund may engage in such loan transactions only under the following conditions: (i) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis at the close of regular trading) rises above the value of the collateral; (iii) after giving notice, the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned; (v) the fund may pay only reasonable custodian fees in connection with the loan; and
(vi) the fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

         Temporary Investments. The assets of the Fund are normally invested in the equity securities of small- and micro-cap companies. However, for temporary defensive purposes (i.e., when Royce determines that market conditions warrant) or when it has uncommitted cash balances, the Fund may also invest in U.S. Treasury bills, domestic bank certificates of deposit, repurchase agreements with its custodian bank covering United States Treasury and agency obligations having a term of not more than one week, high-quality commercial paper and money market funds registered under the 1940 Act, or retain all or part of its assets in cash. Accordingly, the composition of the Fund's portfolio may vary from time to time.

Changes in Investment Goal and Methods/Policies

         The Fund's primary investment goal of long-term capital growth is a fundamental policy of the Fund and may not be changed without approvals of the holders of a majority of the Fund's outstanding shares of Common Stock and Issued Preferred and any other Preferred Stock, voting together as a single class, and a majority of the Issued Preferred and any other Preferred Stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the relevant shares of capital stock of the Fund present or represented at a meeting of stockholders, at which the holders of more than 50% of the outstanding relevant shares of capital stock are present or represented or (ii) more than 50% of the outstanding relevant shares of capital stock of the Fund). Except as indicated under "Investment Restrictions" in the Statement of Additional Information, the Fund does not consider its other policies, such as seeking current income, to be fundamental, and such policies may be changed by the Board of Directors without stockholder approval or prior notice to stockholders. Although the Fund may seek current income by investing in dividend-paying equity securities of small- and micro-cap companies, this is not the Fund's primary investment goal.

         The Fund's investment policies are subject to certain restrictions. See "Investment Restrictions" in the Statement of Additional Information.

                               ----------------


Risk Factors - Investing in Small- and Micro-Cap Companies


         Royce views the large and diverse universe of small-cap companies as having two investment segments or tiers. Royce defines small-cap as those companies with market capitalizations between $400 million and $2 billion; it refers to the segment with market capitalizations less than $400 million as micro-cap.

         The securities of small- and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than larger capitalization stocks. As a result, the purchase or sale of more than a limited number of shares of a small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other accounts managed by Royce or other investors are also seeking to purchase or sell them. Accordingly, Royce's investment focus on small- and micro-cap companies generally requires it to have a long-term (at least three years) investment outlook for a portfolio security.

         The micro-cap segment consists of more than 6,900 companies. These companies are followed by relatively few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce's estimate of the company's current worth, also involve increased risk. This leads Royce to more broadly diversify most of the Fund's assets invested in micro-cap stocks by holding proportionately smaller positions in more companies.

         The upper tier of the small-cap universe of securities consists of approximately 1,400 companies. In this segment, there is a relatively higher level of ownership by institutional investors and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for these securities more efficient than that of micro-cap companies because they have somewhat greater trading volumes and narrower bid/ask spreads. As a result, Royce normally employs a more concentrated approach when investing in the upper tier of small-caps, holding proportionately larger positions in a relatively limited number of securities.

Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities


         General. The 1940 Act and the Fund's fundamental policies (see "Investment Restrictions" in the Statement of Additional Information) permit the Fund to borrow money from banks and certain other lenders and to issue and sell senior securities representing indebtedness or consisting of Preferred Stock if various requirements are met. Such requirements include initial asset coverage tests of 300% for indebtedness (see "Risk Factors and Special Considerations - Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities - Asset Coverage Test" in the Statement of Additional Information) and 200% for Preferred Stock and, except for indebtedness to banks and certain other lenders, restrictive provisions concerning Common Stock dividend payments, other Common Stock distributions, stock repurchases and maintenance of asset coverage and giving certain senior security holders the right to elect directors in the event specified asset coverage tests are not met or dividends are not paid. As of December 31, 2002, the aggregate involuntary liquidation preference of the Issued Preferred was $160 million. At this level, a decrease of 56% of the Fund's total assets or 43% of its net assets would be necessary to reduce the asset coverage for the Issued Preferred to less than 200%. The issuance and sale of senior securities allows the Fund to raise additional cash for investments. It is a speculative investment technique, involving the risk considerations of leverage and increased share price volatility. So long as the Issued Preferred is rated by Moody's, the Fund cannot borrow for investment leverage purposes.


         Borrowings. The following factors could increase the investment risk and the volatility of the price of the Fund's shares of Common Stock: (i) leveraging exaggerates any increase or decrease in the value of the Fund's portfolio; (ii) the costs of borrowing may exceed the income from the portfolio securities purchased with the borrowed money; (iii) a decline in NAV results if the investment performance of the additional securities purchased fails to cover their cost to the Fund (including any interest paid on the money borrowed); (iv) a decline in NAV could affect the ability of the Fund to make Common Stock dividend payments; (v) a failure to pay net investment income dividends or make capital gains distributions could result in the Fund's ceasing to qualify as a regulated investment company under the Code, or in its having to pay certain entity level taxes even if it maintains its status as a regulated investment company (see "Taxation" in this Prospectus and in the Statement of Additional Information); and (vi) if the asset coverage for debt securities declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so.

         Preferred Stock. Preferred Stock may result in higher volatility of the NAV of the Common Stock and potentially more volatility in the market price of the Common Stock. Holders of Common Stock will realize a higher current rate of return than if the Fund were not leveraged only so long as the Fund, after accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then current dividend rates paid on Preferred Stock. Similarly, since a pro rata portion of the Fund's net realized capital gains are generally payable to holders of Common Stock, the use of leverage will increase the amount of such gains distributed to holders of Common Stock. To the extent that the dividend rates on Preferred Stock approach the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be decreased. (If the dividend rates on Preferred Stock were to exceed the net return on the Fund's portfolio, holders of Common Stock would receive a lower rate of return than if the Fund were not leveraged.) Similarly, since both the cost of issuing Preferred Stock and any decline in the value of the Fund's investments (including investments purchased with the proceeds from Preferred Stock offerings) is borne entirely by holders of Common Stock, the effect of leverage in a declining market would result in a greater decrease in NAV to holders of Common Stock than if the Fund were not leveraged. Such decrease in NAV likely would be reflected in a greater decline in the market price for shares of the Fund's Common Stock. If the Fund is liquidated, holders of Preferred Stock will be entitled to receive liquidating distributions before any distribution is made to holders of Common Stock. Redemption of Preferred Stock or insufficient investment income to make dividend payments may reduce the NAV of the Common Stock by requiring the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

         In an extreme case, a decline in NAV could affect the Fund's ability to pay dividends on the Common Stock. Failure to make such dividend payments could adversely affect the Fund's qualification as a regulated investment company under the Code. See "Taxation" in this Prospectus and in the Statement of Additional Information. However, the Fund intends to take all measures necessary to make such Common Stock dividend payments. If the Fund's current investment income is ever insufficient to meet dividend payments on either the Common Stock or the Preferred Stock, the Fund may have to liquidate certain of its investments. In addition, the Fund will have the authority to redeem the 7.80% Preferred for any reason on or after August 15, 2003, to redeem the 7.30% Preferred for any reason on or after June 22, 2003, and may redeem all or part of the Issued Preferred prior to such dates to the extent required by the 1940 Act and the terms of the Issued Preferred. See "Description of Capital Stock -- Preferred Stock -- Redemption."

         The class and other voting rights of the Preferred Stock could make it more difficult for the Fund to take certain actions that may, in the future, be proposed by the Board of Directors and/or the holders of Common Stock, such as (i) a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund's securities if such actions would be adverse to the Preferred Stock, (ii) converting the Fund to an open-end investment company or acting inconsistently with its fundamental investment restrictions or other fundamental policies or (iii) seeking to operate other than as an investment company.

         The future issuance of any Preferred Stock convertible into Common Stock might also reduce the net income and NAV per share of the Common Stock upon conversion. Such income dilution would occur if the Fund could not, from the investments made with the proceeds of the Preferred Stock, earn an amount per share of Common Stock issuable upon conversion greater than the dividend required to be paid on the amount of Preferred Stock convertible into one share of Common Stock. Such NAV dilution would occur if Preferred Stock were converted at a time when the NAV per share of Common Stock was greater than the conversion price.

                               ----------------


         On December 31, 2002, the Fund had 42,417,362 shares of Common Stock issued and outstanding, with an aggregate NAV of $13.22, 2,400,000 shares of 7.80% Cumulative Preferred Stock, par value $0.001 per share (the "7.80% Preferred"), with an aggregate liquidation preference of $60,000,000, issued and outstanding, and 4,000,000 shares of 7.30% Tax-Advantaged Cumulative Preferred Stock, par value $0.001 per share (the "7.30% Preferred," and together with the 7.80% Preferred, the "Issued Preferred"), with an aggregate liquidation preference of $100,000,000, issued and outstanding, and no outstanding indebtedness. Accordingly, as of such date, the Fund could have, under the above policies and restrictions, issued and sold senior securities representing indebtedness of up to $360,387,811 or additional shares of Preferred Stock having an aggregate involuntary liquidation preference of up to $400,775,623 or various combinations of lesser amounts of both securities representing indebtedness and Preferred Stock.

         Effects of Preferred Stock Leverage on Common Stockholders. Dividends are payable on the Issued Preferred at the annual rates of 7.80% and 7.30%, respectively. The Fund's portfolio must experience a return of 1.7% after expenses for the year ending December 31, 2003 in order to cover that year's dividend on the Issued Preferred.


         The fees paid to Royce for investment advisory services are higher than if the Fund did not have Preferred Stock outstanding because they are calculated on the basis of the Fund's average net assets (including assets obtained from the sale of Preferred Stock). See "Investment Advisory and Other Services."

         The following table is designed to illustrate the effect on the return to a holder of the Fund's Common Stock of the leverage obtained with the Issued Preferred, assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and decreases the return when portfolio return is negative. See "Risk Factors and Special Considerations at a Glance - Preferred Stock - Leverage Risk." The figures appearing in the following table are hypothetical. Actual returns may be greater or less than those appearing in the table.


Assumed return on portfolio (net

of expenses)                          -15%        -10%        -5%          0%          5%         10%         15%
Corresponding NAV return to
Common Stockholder                  -21.42%     -14.99%      -8.56%      -2.14%      4.29%       10.72%      17.14%


         Financial Impact of Senior Securities on Common Stockholders. The costs related to the issue and sale of senior securities such as Preferred Stock, including underwriting discount, rating agency fees and offering expenses, are paid by the Fund and, therefore, borne by its Common Stockholders. Also, the interest and dividend requirements of such senior securities will reduce the amount of and may entirely eliminate any net investment income dividends otherwise payable by the Fund to its Common Stockholders.

                    INVESTMENT ADVISORY AND OTHER SERVICES


         Royce & Associates, LLC (which term as used in this Prospectus includes its corporate predecessor) ("Royce"), a Delaware limited liability company, is an investment advisory firm whose predecessor was organized in February 1967. Royce is registered as an investment adviser under Investment Advisers Act of 1940, as amended. Royce became investment adviser of the Fund in November 1986, when the Fund commenced operations. Royce also serves as investment adviser to other management investment companies and institutional accounts. As of December 31, 2002, Royce managed approximately $8.3 billion in assets for the Fund and other registered investment companies advised and sponsored by Royce and other client accounts. Substantially all of Royce's client accounts are managed as small- and micro-cap investment products.

         On October 1, 2001, Royce became an indirect wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"). On March 31, 2002, Royce's corporate predecessor was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Fund's investment adviser and a direct wholly-owned subsidiary of Legg Mason. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of December 31, 2002, Legg Mason's asset management subsidiaries had aggregate assets under management of approximately $184.7 billion.


         Under the Fund's Articles of Incorporation, as amended and supplemented (the "Charter"), and Maryland law, the Fund's business and affairs are managed under the direction of its Board of Directors. Investment decisions for the Fund are made by Royce, subject to any direction it may receive from the Fund's Board of Directors, which periodically reviews the Fund's investment performance.

Portfolio Management

         Royce is responsible for the management of the Fund's assets. Royce has been investing in small-cap companies with a value approach for more than 25 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce has been the firm's President and Chief Investment Officer during this period. He is also the primary portfolio manager of the Fund.


         Royce's investment staff also includes three other Senior Portfolio
Managers: W. Whitney George, Managing Director and Vice President; Boniface A. Zaino, Managing Director; and Charles R. Dreifus, Principal. Royce's investment staff is assisted by Jack E. Fockler, Jr., Managing Director and Vice President. Mr. George has been a Portfolio Manager at Royce since 2000, and prior thereto was a Senior Analyst. He has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 as a Senior Portfolio Manager and previously was a Portfolio Manager and Group Managing Director at Trust Company of the West (since 1984). Mr. Dreifus joined Royce in February 1998 as a Senior Portfolio Manager and previously was a Portfolio Manager and Managing Director (since June 1995) and General Partner (from 1983 until June 1995) of Lazard Freres & Co. LLC. Mr. Fockler has been employed by Royce since 1989 as its Director of Marketing.


Investment Advisory Agreement

         Under the Investment Advisory Agreement between the Fund and Royce, Royce determines the composition of the Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes; provides the Fund with investment advisory, research and related services for the investment of its assets; and pays all expenses incurred in performing its investment advisory duties under the Agreement.

         The Fund pays all of its own administrative and other costs and expenses attributable to its operations and transactions (except those set forth above), including, without limitation, registrar, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its proxy statements, stockholder reports and notices; Federal and state registration fees; listing fees and expenses; Federal, state and local taxes; non-affiliated directors fees; interest on its borrowings; brokerage commissions; and the cost of issue, sale and repurchase of its shares. Thus, unlike most other investment companies, the Fund is required to pay substantially all of its expenses, and Royce does not incur substantial fixed expenses.

Advisory Fee

         As compensation for its services under the Investment Advisory Agreement, Royce is entitled to receive a fee comprised of a Basic Fee (the "Basic Fee") at the rate of 1% per annum of the Fund's average net assets (including assets obtained from the sale of Preferred Stock) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 Index . A rolling period of 60 months ending with the most recent calendar month is utilized for measuring performance and average net assets.

         The Basic Fee for each such month will be increased or decreased at the rate of 1/12 of .05% per percentage point, depending on the extent, if any, by which the investment performance of the Fund exceeds by more than two percentage points, or is exceeded by more than two percentage points by, the percentage change in the investment record of the S&P 600 Index for the performance period. The maximum increase or decrease in the Basic Fee for any month is 1/12 of 0.5%. Accordingly, for each month the maximum monthly fee rate as adjusted for performance will be 1/12 of 1.5% and will be payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 Index by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance will be 1/12 of 0.5% and will be payable if the percentage change in the investment record of the S&P 600 Index exceeds the investment performance of the Fund by 12 or more percentage points for the performance period. As a result, the actual investment advisory fee rate may at times be greater than the fee rate paid by many other funds.


         Because the Basic Fee is a function of the Fund's net assets and not of its total assets, Royce will not receive any fee in respect of those assets of the Fund equal to the aggregate unpaid principal amount of any indebtedness of the Fund. Royce will receive a fee in respect of any assets of the Fund equal to the liquidation preference of and any potential redemption premium for the outstanding 7.80% Cumulative Preferred Stock, 7.30% Tax-Advantaged Cumulative Preferred Stock and for any other Preferred Stock that may be issued and sold by the Fund.

         The following table illustrates, on an annualized basis, the full range of permitted increases or decreases to the Basic Fee.

      Difference between Performance
      of Fund and % Change in S & P              Adjustment to 1%
             600 Index Record                       Basic Fee                     Fees as Adjusted
      ------------------------------             -----------------                -----------------
             +12 or more                                 +.5%                               1.5%
             +11                                         +.45%                              1.45%
             +10                                         +.4%                               1.4%
             +9                                          +.35%                              1.35%
             +8                                          +.3%                               1.3%
             +7                                          +.25%                              1.25%
             +6                                          +.2%                               1.2%
             +5                                          +.15%                              1.15%
             +4                                          +.1%                               1.1%
             +3                                          +.05%                              1.05%
             +/-2                                        0                                  1%
             - 3                                        -0.5                                 .95%
             - 4                                         -.1%                                .9%
             - 5                                         -.15%                               .85%
             - 6                                         -.2%                                .8%
             - 7                                         -.25%                               .75%
             - 8                                         -.3%                                .7%
             - 9                                         -.35%                               .65%
             - 10                                        -.4%                                .6%
             - 11                                        -.45%                               .55%
             - 12 or less                                -.5%                                .5%

         In calculating the investment performance of the Fund and the percentage change in the investment record of the S&P 600 Index, all dividends and other distributions during the performance period are treated as having been reinvested, and no effect is given to gain or loss resulting from capital share transactions of the Fund. Fractions of a percentage point are rounded to the nearest whole point (to the higher whole point if exactly one-half).

         Notwithstanding the foregoing, Royce will not be entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative on an absolute basis. In the event that the Fund's investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

         Royce has committed to voluntarily waive the portion of its investment advisory fee attributable to a series of Issued Preferred for any month when the Fund's average annual net asset value total return since issuance of the series fails to exceed the applicable series' dividend rate.

Code of Ethics

         The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and Royce. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including, in certain cases, securities that may be purchased or held by the Fund. See "Code of Ethics and Related Matters" in the Statement of Additional Information.

                         DESCRIPTION OF CAPITAL STOCK

General

         The Fund, which was incorporated under the laws of the State of Maryland on July 1, 1986, is authorized to issue 150,000,000 shares of Common Stock, par value $.001 per share. Each share of Common Stock has equal dividend, distribution and liquidation rights and is entitled to one vote per share on each matter submitted to a vote of Common Stockholders. The shares of Common Stock outstanding and those Shares offered hereby, when issued and paid for pursuant to the terms of the Offer, will be fully paid and non-assessable. Shares of Common Stock are not redeemable and have no preemptive, exchange, conversion or cumulative voting rights. As a NYSE-listed company, the Fund is required to hold annual meetings of its stockholders.

         The Fund's Board of Directors has authority to cause the Fund to issue and sell up to 50,000,000 shares of Preferred Stock, $.001 par value per share, that may be convertible into shares of the Fund's Common Stock. The terms of such Preferred Stock are, or would be, fixed by the Board of Directors and materially limit and/or qualify, or would materially limit and/or qualify, the rights of the holders of the Fund's Common Stock. See "Investment Goal and Policies -- Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities."

         The following table shows the number of shares of (i) capital stock authorized and (ii) capital stock outstanding for each class of authorized securities of the Fund as of December 31, 2002 and as adjusted for the Offer.


                                                                                    Amount
                                            Amount             Amount            Outstanding,
                 Title of Class           Authorized        Outstanding*         As Adjusted
              _________________           ___________       _____________        _____________

              Common Stock                150,000,000        42,417,362          46,719,099**

              Preferred Stock              50,000,000         6,400,000            6,400,000
                   7.80% Preferred         10,000,000         2,400,000            2,400,000
                   7.30% Preferred         10,000,000         4,000,000            4,000,000
-------------

* The Fund does not hold any shares of Common Stock or Preferred Stock for its own account.
** If the Fund increases the amount of Shares subject to the Offer by 20% in order to satisfy over-subscription requests, the amount of shares of Common Stock outstanding as adjusted would be increased by 860,347 Shares to an aggregate of 47,579,446 Shares.

Common Stock

         Net Asset Values and Sales Prices. The Fund's shares of Common Stock are publicly held and are listed and traded on the NYSE under the symbol "RVT." The following table sets forth for the periods indicated the high and low sales prices on the NYSE per share of Common Stock of the Fund, the NAV per share on the dates of the market highs and lows and the number of shares traded.


                                                                                       Net Asset Value
                                                    Market Price Per Share            Per Share on Date
                                                         and Related                   of Market High       Reported NYSE
                                               Discount (-)/Premium (+) (2)(3)           and Low (1)            Volume
                                           ---------------------------------------    -----------------     ----------------
Quarter Ended                                     High                  Low            High        Low
                                           ------------------    -----------------    ------      -----

March 31, 2001                             16.61       -8.51      13.80      -10.7     16.83      15.09     3.2 million shs
June 30, 2001                              16.73       -9.9       13.95       -7.1     18.56      15.01     3.7 million shs
September 30, 2001                         16.25       -9.3       12.57       -9.4     17.92      13.87     6.2 million shs
December 31, 2001                          16.10       -4.4       12.98       -9.5     17.41      14.35     5.8 million shs
March 31, 2002                             17.95       -3.8       15.45       -9.0     18.66      16.97     6.9 million shs
June 30, 2002                              18.90       -1.6       15.59       -3.2     19.28      16.09     7.1 million shs
September 30, 2002                         16.05       -0.3       12.59       +0.2     16.10      12.41     5.9 million shs
December 31, 2002                          15.22       +4.9       11.66       +2.1     14.51      11.42     4.7 million shs
---------------------
(1)  Based on the Fund's computations.
(2)  Highest and lowest market price per share reported on the NYSE.
(3)  "Related Discount (-) / Premium (+)" represents the discount or premium from NAV of the shares on the date of the high and low market price for the respective quarter.

         As evidenced by the above table, the Common Stock has generally traded in the market below NAV. On January 3, 2003, when the Offer was publicly announced, the NAV per share of Common Stock was $13.53, and the closing price on the NYSE was $13.98, representing a premium of 3.3% above NAV. On January 22, 2003, such NAV was $13.07, and such closing price was $14.30, representing a premium of 9.4% above NAV.

         There can be no assurance that the Common Stock will trade in the future at, above or below NAV.

         Distributions. So long as any shares of Preferred Stock are outstanding, holders of the Fund's Common Stock will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on outstanding shares of Preferred Stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such Preferred Stock would be at least 200% after giving effect to such distributions.

         Net Asset Value. The NAV of the Fund's shares of Common Stock is calculated at the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) every day that the NYSE is open. The Fund makes this information available daily by telephone (800-221-4268), via its web site (www.roycefunds.com) and through electronic distribution for media publication, including major internet-based financial services web sites and portals (bloomberg.com, yahoo.com, cbsmarketwatch.com, etc.). Currently, The Wall Street Journal, The New York Times and Barron's publish NAVs for closed-end investment companies weekly.

         The NAV per share of the Common Stock is calculated by dividing the current value of the Fund's total assets less the sum of all of its liabilities and the aggregate liquidation preferences of its outstanding shares of Preferred Stock, by the total number of outstanding shares of Common Stock. The Fund's investments are valued based on market prices or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by the Fund's Board of Directors.

Preferred Stock

         General. Under the Charter, the Fund is authorized to issue up to 10,000,000 shares of 7.80% Preferred and up to 10,000,000 shares of 7.30% Preferred. As of the date of this Prospectus, there were 2,400,000 shares of

7.80% Preferred issued and outstanding and 4,000,000 shares of 7.30% Preferred issued and outstanding, constituting the only authorized series of Preferred Stock. The 7.80% Preferred and 7.30% Preferred rank on a parity with each other as to dividends and payment upon liquidation. The Board of Directors reserves the right to issue additional shares of 7.80% Preferred, 7.30% Preferred or other Preferred Stock from time to time, subject to the restrictions in the Charter and the 1940 Act. The shares of all Preferred Stock will, upon issuance, be fully paid and nonassessable. Any shares of Issued Preferred repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Stock. The Board of Directors may by resolution classify or reclassify any authorized but unissued Preferred Stock from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations or terms of redemption. The Fund may not issue any class of stock senior to the shares of Issued Preferred.

         Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Stock so long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of the Fund's Issued Preferred do not have preemptive rights to purchase any shares of Preferred Stock that might be issued.

         Distributions. Holders of shares of 7.80% Preferred and 7.30% Preferred are entitled to receive, when, as and if declared by the Board of Directors of the Fund out of funds legally available therefor, cumulative cash dividends at the annual rate of 7.80% and 7.30%, respectively, per share of their liquidation preference of $25.00 per share, payable quarterly. The Issued Preferred is listed and traded on the NYSE. If the Fund fails to pay dividends for two years or more, holders of the Issued Preferred will acquire certain additional voting rights. See "Voting Rights." Such rights will be their exclusive remedy for any such failure.

         Redemption. Prior to August 15, 2003 (with respect to the 7.80% Preferred) and June 22, 2003 (with respect to the 7.30% Preferred), the Fund may not redeem the Issued Preferred unless failure to do so would cause the Fund to fail to (i) satisfy the asset coverage test, (ii) maintain the discounted asset coverage required by Moody's or (iii) continue to qualify for tax treatment as a regulated investment company.

         Shares of Issued Preferred will generally be redeemable at the option of the Fund at a price equal to their liquidation preference of $25.00 per share plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such payment (whether or not earned or declared by the Fund, but excluding interest thereon) (the "Liquidation Preference"). Shares of the Issued Preferred are subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain the asset coverage for the Issued Preferred specified by Moody's in connection with their issuance of ratings on the Issued Preferred.

         Liquidation Rights. Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of then outstanding shares of Preferred Stock will be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the Common Stock, a Liquidation Preference, and such holders will be entitled to no further participation in any distribution payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of Issued Preferred and any other outstanding class or series of Preferred Stock ranking on a parity with the Issued Preferred as to payment upon liquidation, will be insufficient to permit the payment in full to such holders of Issued Preferred of the Liquidation Preference and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets will be distributed among the holders of Issued Preferred and such other Preferred Stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the Liquidation Preference has been paid in full to the holders of Issued Preferred, no dividends or distributions will be made to holders of the Common Stock or any other stock of the Fund ranking junior to the Issued Preferred as to liquidation.

         Upon any liquidation, the holders of the Common Stock, after required payments to the holders of Preferred Stock, will be entitled to participate equally and ratably in the remaining assets of the Fund.

         Rating Agency Guidelines. The Fund intends that, so long as shares of Issued Preferred are outstanding, the composition of its portfolio will reflect guidelines established by Moody's in connection with the Fund's receipt of a rating for the Issued Preferred of Aaa from Moody's. Moody's issues ratings for various securities reflecting the perceived creditworthiness of those securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to receive the above-described ratings for shares of Issued Preferred, which ratings are generally relied upon by investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

         The Fund intends to maintain a portfolio value at least equal to the discounted value of the assets in its portfolio which satisfies minimum values set by Moody's. Upon any failure to do this, the Fund will seek to alter the composition of its portfolio to satisfy Moody's. To the extent it is not able to do so in a timely basis, the Fund may redeem shares of Issued Preferred in accordance with their terms.

         A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating.

         Voting Rights. Except as otherwise stated in this Prospectus and as otherwise required by applicable law, holders of shares of Issued Preferred and any other Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock as a single class. Also, except as otherwise required by the 1940 Act, (i) holders of outstanding shares of each series of Issued Preferred will be entitled as a series, to the exclusion of the holders of all other securities, including the other series of Issued Preferred, other Preferred Stock, Common Stock and other classes of capital stock of the Fund, to vote on matters affecting such series of the Issued Preferred that do not materially adversely affect any of the contract rights of holders of such other securities, including the other series of Issued Preferred, other Preferred Stock, Common Stock and other classes of capital stock, as expressly set forth in the Fund's Charter, and (ii) holders of outstanding shares of each series of Issued Preferred will not be entitled to vote on matters affecting the other series of Issued Preferred or any other Preferred Stock that do not materially adversely affect any of the contract rights of holders of such series of Issued Preferred, as expressly set forth in the Charter. The foregoing voting provisions will not apply to any shares of Issued Preferred if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been (i) redeemed or (ii) called for redemption as required by the Charter.

         In connection with the election of the Fund's Directors, holders of shares of Issued Preferred and any other Preferred Stock, voting as a separate class, will be entitled at all times to elect two of the Fund's Directors, and the remaining Directors will be elected by holders of shares of Common Stock and holders of shares of Issued Preferred and any other Preferred Stock, voting together as single class. In addition, if at any time dividends on outstanding shares of Issued Preferred and/or any other Preferred Stock are unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of other Preferred Stock are entitled, together with the holders of shares of Issued Preferred, to elect a majority of the Directors of the Fund under the 1940 Act, then the number of Directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of Issued Preferred and any other Preferred Stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. Such additional Directors will be elected at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of Issued Preferred and any other Preferred Stock, voting as a separate class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Issued Preferred and any other Preferred Stock for all past dividend periods, the additional voting rights of the holders of shares of Issued Preferred and any other Preferred Stock as described above will cease, and the terms of office of all of the additional Directors elected by the holders of shares of Issued Preferred and any other Preferred Stock (but not of the Directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two Directors the holders of shares of Issued Preferred and any other Preferred Stock have the right to elect in any event) will terminate automatically.

         So long as shares of Issued Preferred are outstanding, the Fund may not, without the affirmative vote of the holders of two-thirds of the shares of Issued Preferred outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of the Issued Preferred. The Board of Directors, however, without stockholder approval, may amend, alter or repeal the rating agency guidelines applicable to the Issued Preferred in the event the Fund receives confirmation from Moody's that any such amendment, alteration or repeal would not impair the rating then assigned to the Issued Preferred. Furthermore, under certain circumstances, without the vote of stockholders, the Board of Directors may determine that it is not in the best interests of the Fund to continue to comply with the rating agency guidelines. See "Rating Agency Guidelines" above. The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the Issued Preferred and any other Preferred Stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's primary investment goal or changes in the investment restrictions described as fundamental policies under "Investment Restrictions" in the Statement of Additional Information. The class vote of holders of shares of the Issued Preferred and any other Preferred Stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of Common Stock and Issued Preferred and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question.

         Issuance of Additional Issued Preferred. So long as any shares of Issued Preferred are outstanding, the Fund may issue and sell up to 7,600,000 additional shares of 7.80% Preferred, 6,000,000 additional shares of 7.30% Preferred and/or shares of one or more other series of Preferred Stock, provided that the provisions of the Charter relating to such issuance are satisfied.

         Repurchase of Issued Preferred. The Fund is a closed-end investment company and, as such, holders of Issued Preferred do not, and will not, have the right to redeem their shares of the Fund. The Fund may, however, repurchase shares of the Issued Preferred and/or any other Preferred Stock when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

Certain Corporate Governance Provisions

         The six Fund Directors who are elected by the holders of Common Stock and Preferred Stock voting together are divided into three classes, each having a staggered term of three years. The two Directors elected only by the holders of Preferred Stock stand for election at each annual meeting of stockholders. Accordingly, it likely would take three years to change a majority of the Board of Directors. Vacancies on the Board of Directors for one or more of the six classified positions may be filled by the remaining Directors for the balance of the term of the class.

         The Fund's By-laws permit stockholders to call a special meeting of stockholders only if certain procedural requirements are met and the request is made by stockholders entitled to cast at least a majority of the votes entitled to be cast at such a meeting. The By-laws also require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary of the date of mailing of the notice for the preceding year's annual meeting (subject to certain exceptions). Any advance notice by a stockholder must be accompanied by certain information as provided in the By-laws.

         Certain provisions of the 1940 Act and the Charter require a separate additional vote of the holders of Preferred Stock to approve certain transactions, including certain mergers, asset dispositions and conversion of the Fund to open-end status.

         These provisions may have the effect of maintaining the continuity of management and thus may make it more difficult for the Fund's stockholders to change the majority of Directors.

                           REPURCHASES OF SECURITIES

         The Fund is a closed-end diversified management investment company and, as such, its stockholders do not, and will not, have the right to redeem their shares of the Fund. Although the Fund will not offer to repurchase its shares of Common Stock and/or Issued Preferred on a periodic basis, it may repurchase its shares of Common Stock and/or Issued Preferred on such occasions when it is deemed advisable by the Fund. Under the 1940 Act, the Fund may repurchase its securities (i) on a securities exchange or such other open market designated by the SEC (provided that the Fund has, in the case of purchases of its stock, informed holders of the class of stock involved within the preceding six months of its intention to repurchase such stock), (ii) by a tender offer open to all holders of the class of securities involved or (iii) as otherwise permitted by the SEC. Where a repurchase of shares of the Fund is to be made that is not to be effected on a securities exchange or an open market or by the making of a tender offer, the 1940 Act provides that certain conditions must be met regarding, among other things, distribution of net income, identity of the seller, price paid, brokerage commissions, prior notice to holders of the class of its securities involved of an intention to purchase such securities and the purchase not being made in a manner or on a basis which discriminates unfairly against the other holders of such class. The Fund may incur debt, in an amount not exceeding 10% of its total assets, to finance share repurchase transactions. Any related interest charges will be paid by the Fund and borne pro rata by the stockholders indirectly through their interest in the Fund. See "Investment Goal and Policies -- Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities."

         If the Fund repurchases its shares of Common Stock for a price below their NAV, the NAV of those shares of Common Stock that remain outstanding would be enhanced, but this does not necessarily mean that the market price of those outstanding shares would be affected, either positively or negatively. Repurchases of shares of Common Stock by the Fund would also decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund's net income.

         The Board of Directors of the Fund has authorized the Fund to repurchase up to 300,000 shares of its Common Stock and up to 10% of each series of Issued Preferred during the year ending December 31, 2003. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common Stock repurchases would be effected at a price per share that is less than the share's then current NAV, and Preferred Stock repurchases would be effected at a price per share that is less than the share's liquidation preference.

                DIVIDENDS, DISTRIBUTIONS AND REINVESTMENT PLAN

         The Fund currently has a policy of paying quarterly distributions to its Common Stockholders. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund's Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by the Code. If, for any quarterly distribution, the Fund's net investment income and net realized capital gains are less than the amount of the distribution, the difference will constitute a return of capital. The Fund's final distribution for each calendar year will include any remaining net investment income and net realized capital gains deemed, for Federal income tax purposes, undistributed during the year, and may, but need not, include all net long-term capital gains realized during the year. If, for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital (up to the amount of the stockholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a stockholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund's quarterly distribution policy may be changed by the Board of Directors without stockholder approval.

         The Fund has adopted a Distribution Reinvestment and Cash Purchase Plan (the "Plan"), through which all such net investment income dividends and capital gains distributions are paid to stockholders in the form of additional shares of the Fund's Common Stock (plus cash in lieu of any fractional shares which otherwise would have been issuable), unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in the Fund and still allow the Fund to pay out the required distributable income.

         Distributions to Issued Preferred stockholders are recorded on an accrual basis and paid quarterly. See "Description of Capital Stock--Preferred Stock--Distributions."

         No action is required on the part of a registered stockholder to receive a distribution in shares of Common Stock of the Fund. A registered stockholder may elect to receive an entire distribution in cash by notifying Equiserve, the Plan Agent and the Fund's transfer agent and registrar, in writing so that such notice is received by Equiserve no later than 10 days prior to the record date for distributions to stockholders. Equiserve will set up an account for shares acquired through the Plan for each stockholder who has not elected to receive distributions in cash ("Participant") and hold such shares in non-certificated form. Upon request by a Participant, received in writing not less than 10 days prior to the record date, Equiserve will, instead of crediting shares to the Participant's account, issue a certificate registered in the Participant's name for the number of whole shares of the Fund's Common Stock and a check for any fractional share.

         Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary.

         The Fund uses only newly-issued shares to implement the Plan, whether its shares are trading at a premium or at a discount to NAV. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of the Fund's Common Stock at the close of regular trading on the NYSE on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on NYSE or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of the Fund's Common Stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of the Fund's stockholders have been tabulated.

         There is no charge to stockholders for receiving their distributions in the form of additional shares of the Fund's Common Stock. Equiserve's fees for handling distributions in stock are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable in stock. If a Participant elects by written notice to Equiserve to have Equiserve sell part or all of the shares held by Equiserve in the Participant's account and remit the proceeds to the Participant, Equiserve is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.

         Stockholders who receive distributions in the form of stock are subject to the same Federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable to the stockholder.

                                   TAXATION

         The Fund has qualified and intends to continue to qualify as a regulated investment company under the Code. The Fund currently intends to distribute all or substantially all its investment company taxable income (all taxable net investment income and net short-term capital gains) and its net capital gain each year, thereby avoiding the imposition on the Fund of Federal income and excise taxes on such distributed income and gain.

         Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together "ordinary income dividends") are taxable to stockholders as ordinary income. Distributions made from an excess of net long-term gains over net short-term losses (including gains or losses from certain transactions in warrants and options) ("capital gain dividends") are taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned Fund shares. After the end of each taxable year, the Fund will notify stockholders of the Federal income tax status of any distributions or deemed distributions made by the Fund during such year.

         Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

         Under certain Code provisions, some stockholders may be subject to a backup withholding tax on certain ordinary income dividends and on capital gain dividends ("backup withholding"). Generally, stockholders subject to backup withholding are those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge , have furnished an incorrect number.

         This section summarizes some of the consequences under current Federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Fund stockholders are urged to consult their own tax advisors to determine the Federal income tax as well as state and local tax consequences to them of the ownership of stock of the Fund. See "Taxation" in the Statement of Additional Information.

                    CUSTODIAN, TRANSFER AGENT AND REGISTRAR

         State Street Bank and Trust Company, Two Heritage Drive, North Quincy, Massachusetts 02171, acts as custodian of the cash and other assets of the Fund. Equiserve Trust Company, N.A., 225 Franklin Street, Boston, Massachusetts 02110, acts as transfer agent and registrar for the Fund's shares and as Plan Agent under its Plan. Stockholder inquiries should be directed to P.O. Box 8200, Boston, Massachusetts 02266-8200 (Tel. No. (800) 426-5523).

                                    EXPERTS

         Tait, Weller & Baker, independent auditors, are the independent auditors of the Fund. The audited financial statements of the Fund and certain of the information appearing under the caption "Financial Highlights" included in this Prospectus have been audited by Tait, Weller & Baker and Ernst & Young LLP for the periods indicated in their reports with respect thereto, and are included in reliance upon such reports and upon the authority of such firms as experts in accounting and auditing. Tait, Weller & Baker has an office at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, and also performs tax and other professional services for the Fund. Ernst & Young LLP has an office at 5 Times Square, New York, New York 10036.

                            ADDITIONAL INFORMATION


         A Statement of Additional Information dated January 28, 2003 has been filed with the SEC and is incorporated by reference in this Prospectus. The Table of Contents of the Statement of Additional Information is as follows:

                                                             Page
                                                             ----
Risk Factors and Special Considerations.................     B-2
Investment Restrictions.................................     B-5
Principal Stockholders..................................     B-6
Directors and Officers..................................     B-7
Code of Ethics and Related Matters......................     B-12
Investment Advisory and Other Services..................     B-13
Taxation................................................     B-15
Brokerage Allocation and Other Practices................     B-16
Net Asset Value.........................................     B-17
Financial Statements....................................     B-18

======================================================        ========================================================



     You   should   rely  only  on  the   information                           4,301,737 Shares of
contained   in  this   Prospectus   and  the  related                          Common Stock Issuable
Statement  of  Additional  Information.  We have  not                            Upon Exercise of
authorized  any  other  person  to  provide  you with                         Non-Transferable Rights
different  information.  If anyone  provides you with                          to Subscribe for such
different  or  inconsistent  information,  you should                         Shares of Common Stock
not rely on it.  We are not  making  an offer to sell
these securities in any jurisdiction  where the offer
or sale is not  permitted.  You  should  assume  that
the information  appearing in this Prospectus and the
related   Statement  of  Additional   Information  is
accurate  only as of the date on the front  covers of
this   Prospectus   and  the  related   Statement  of
Additional  Information.   Our  business,   financial
condition,  results of  operations  and prospects may
have changed since that date.
                --------------------
                                                                              ROYCE VALUE TRUST, INC.
                  TABLE OF CONTENTS
                                                 Page
Prospectus Summary...........................    3
Fund Expenses................................    7
Financial Highlights.........................    8
Investment Performance.......................   10
The Offer....................................   11
Use of Proceeds..............................   17                                _______________
Investment Goal and Policies.................   17
Investment Advisory and Other Services.......   21                                  PROSPECTUS
Description of Capital Stock.................   23                                _______________
Repurchase of Securities.....................   32
Dividends, Distributions and
 Reinvestment Plan...........................   32
Taxation.....................................   33
Custodian, Transfer Agent and Registrar......   34                               January 28, 2003
Experts......................................   34
Additional Information.......................   34


======================================================        ========================================================

                            ROYCE VALUE TRUST, INC.

                      STATEMENT OF ADDITIONAL INFORMATION


         ROYCE VALUE TRUST, INC. (the "Fund") is a closed-end diversified management investment company, whose shares of Common Stock are listed on the New York Stock Exchange under the symbol "RVT." Its primary investment objective is long-term capital appreciation, with current income as a secondary objective.

         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated January 28, 2003. Please retain this document for future reference. To obtain a copy of the Prospectus or the Fund's Annual Report to Stockholders for the year ended December 31, 2001, Semi-Annual Report to Stockholders for the six months ended June 30, 2002 or Annual Report to Stockholders for the year ended December 31, 2002 (which is expected to be mailed to stockholders and available on the Fund's website (www.roycefunds.com) on or around February 28, 2003), please call Investor Information at 1-800-221-4268.


                               TABLE OF CONTENTS

                                                                 Page
                                                                 ----
Risk Factors and Special Considerations.....................     B-2
Investment Restrictions.....................................     B-5
Principal Stockholders......................................     B-6
Directors and Officers......................................     B-7
Code of Ethics and Related Matters..........................     B-12
Investment Advisory and Other Services......................     B-13
Taxation....................................................     B-15
Brokerage Allocation and Other Practices....................     B-16
Net Asset Value.............................................     B-17
Financial Statements........................................     B-18



                               January 28, 2003

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

Fund's Rights as Stockholder

         The Fund may not invest in a company for the purpose of exercising control of management. However, the Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Royce & Associates, LLC (which term as used in this Statement of Additional Information includes its corporate predecessor) ("Royce" or the "Investment Adviser") or the Board of Directors determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that the Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that the Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. However, no assurance can be given that litigation against the Fund will not be undertaken or liabilities incurred.

         The Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Board of Directors determine this to be in the best interests of the Fund's stockholders.

High-Yield and Investment Grade Debt Securities

         The Fund may invest up to 5% of its net assets in high-yield, non-convertible debt securities. They may be rated from Ba to Ca by Moody's or from BB to D by Standard & Poor's ("S&P") or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of high-yield debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

         The market for high-yield debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a high-yield debt security in which the Fund has invested, the security will then be valued in accordance with procedures established by the Board of Directors. Judgment may play a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect the Fund's ability to dispose of high-yield debt securities.

         Since the risk of default is higher for high-yield debt securities, Royce's research and credit analysis may play an important part in managing securities of this type for the Fund. In considering such investments for the Fund, Royce will attempt to identify those issuers of high-yield debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce's analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

         The Fund may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

         The Fund may also invest in higher rated investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody's or AAA by S&P (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody's or AA by

S&P (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa or AAA), securities rated A by Moody's or A by S&P (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody's or BBB by S&P (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics).

Foreign Investments


         The Fund may invest up to 10% of its total assets in the securities of foreign issuers. (For purposes of this restriction, securities issued by a foreign domiciled company that are registered with the SEC under Section 12(b) or (g) of the Securities Exchange Act of 1934 are not treated as securities of foreign issuers.) Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information publicly available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect the Fund's ability to realize on its investment in such securities. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Foreign markets may also give less protection to investors such as the Fund.


         Although changes in foreign currency rates may adversely affect the Fund's foreign investments, Royce does not expect to purchase or sell foreign currencies for the Fund to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities it purchases for the Fund. Consequently, the risks associated with such investments may be greater than if the Fund were to engage in foreign currency transactions for hedging purposes.

         Exchange control regulations in such foreign markets may also adversely affect the Fund's foreign investments, and the Fund's ability to make certain distributions necessary to maintain its eligibility as a regulated investment company and avoid the imposition of income and excise taxes may, to that extent, be limited.

         The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

         The Fund may purchase the securities of foreign companies in the form of American Depositary Receipts (ADRs). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

         Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute stockholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of stockholder meetings and voting instructions and to provide stockholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Repurchase Agreements

         In a repurchase agreement, the Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

         The Fund may engage in repurchase agreements, provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies having a value at least equal to the amount loaned. Repurchase agreements could involve certain risks if the custodian defaults or becomes insolvent, including possible delays or restrictions upon the Fund's ability to dispose of collateral. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Fund to enter into repurchase agreements only with its custodian, State Street Bank and Trust Company, and having a term of seven days or less.

Warrants, Rights and Options

         The Fund may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

         The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to the Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P SmallCap Stock Price 600 Index ("S&P 600 Index").

         Investing in warrants, rights and call options on a given security allows the Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit the Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits the Fund to incur additional risk and/or to hedge against risk.

Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities

         Asset Coverage Test. Section 18(a)(1) of the Investment Company Act of 1940, as amended (the "1940 Act") permits a registered closed-end company such as the Fund to issue and sell a class of senior securities (such as the Issued Preferred) only if, immediately after such issuance and sale, the net asset value ("NAV") of the Fund's portfolio is at least 200% of the liquidation preference of the Issued Preferred. Section 18(g) of the 1940 Act defines a senior security to mean any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under
Section 18(h) of the 1940 Act, asset coverage of a class of senior securities of an issuer which is a stock means the ratio which the value of the issuer's total assets, less all of its liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of the issuer's senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of such class of senior security which is a stock.
Section 18(a)(1) of the 1940 Act also prevents the Fund from declaring any cash or other non-stock dividends or distributions on its Common Stock or purchasing any shares of its capital stock if, immediately thereafter, the NAV of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of the liquidation preference of its outstanding Preferred Stock.

         If the asset coverage for outstanding Preferred Stock as of the last day of March, June, September or December in any calendar year should fall below 200%, the Fund would redeem such Preferred Stock at a price equal to its liquidation preference plus accumulated but unpaid dividends to the date of redemption and/or any other senior securities of the Fund then outstanding to the extent necessary to restore such asset coverage to at least 200%. See "Description of Capital Stock - Preferred Stock - Redemption" in the Prospectus.

         The Articles Supplementary governing the Issued Preferred (the "Articles Supplementary") contains more restrictive provisions concerning the Fund's obligation to maintain asset coverage for the Issued Preferred than those required by Section 18(a)(1) of the 1940 Act. See "Description of Capital Stock-Preferred Stock-Rating Agency Guidelines" in the Prospectus.


                               ----------------


         Royce believes that the Fund is suitable for investment only by persons who can invest without concern for current income, and that the Fund is suitable only for those investors who are in a financial position to assume above-average risks in search for long-term capital appreciation.

                            INVESTMENT RESTRICTIONS

         The policies set forth below are fundamental policies of the Fund and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as set forth under "Investment Goal and Policies-Changes in Investment Objectives and Policies" in the Prospectus. The Fund may not:

          1. Issue any class of senior security, or sell any such security of which it is the issuer, except as permitted by the 1940 Act.

          2. Purchase on margin or write call options on its portfolio securities.

          3.      Sell securities short.

          4. Underwrite the securities of other issuers, or invest in restricted securities unless such securities are redeemable shares issued by money market funds registered under the 1940 Act.

          5. Invest more than 25% of its total assets in any one industry.

          6. Purchase or sell real estate or real estate mortgage loans, or invest in the securities of real estate companies unless such securities are publicly-traded.

          7.      Purchase or sell commodities or commodity contracts.

          8. Make loans, except for (a) purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made on the original issuance of such securities, (b) repurchase agreements with any bank that is the custodian of its assets covering U.S. Treasury and agency obligations and having a term of not more than one week and (c) loans of up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other security transactions (provided that such loans are secured by collateral equal at all times to at least 100% of the value of the securities loaned).

          9. Invest in companies for the purpose of exercising control of management.

          10. Purchase portfolio securities from or sell such securities directly to any of its officers, directors, employees or investment adviser, as principal for their own accounts.

          11. Invest in the securities of any one issuer (other than the United States or any agency or instrumentality of the United States) if, at the time of acquisition, the Fund would own more than 10% of the voting securities of such issuer or, as to 75% of the Fund's total assets, more than 5% of such assets would be invested in the securities of such issuer.

          12. Invest more than 5% of its total assets in warrants, rights or options.

         If a percentage restriction is met at the time of investment, a later increase or decrease in percentage resulting from a change in the value of portfolio securities or amount of total assets is not considered a violation of any of the above restrictions.

         In addition to issuing and selling senior securities as set forth in No. 1 above, the Fund may obtain (i) temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes and (ii) such short-term credits (not in excess of 5% of the value of its total assets) as are necessary for the clearance of securities transactions. Under the 1940 Act and the Articles Supplementary, such temporary bank borrowings would be treated as indebtedness in determining whether or not asset coverage was at least 200% for senior securities of the Fund representing indebtedness.

         Although there are no liquidity restrictions on investments made by the Fund and the Fund may, therefore, invest without limit in illiquid securities, the Fund expects to invest only in securities for which market quotations are readily available.


                            PRINCIPAL STOCKHOLDERS


         As of January 22, 2003, there were 42,417,362 shares of Common Stock and 6,400,000 shares of Preferred Stock of the Fund outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock or Preferred Stock as of the Record Date:


                                                                          Amount and Nature          Percent of
    Name and Address of Owner         Class/Series of Stock                 of Ownership            Class/Series
  ---------------------------       --------------------------    ---------------------------       -------------
  Cede & Co.*                              Common Stock           40,657,633 shares--Record               96%
  Depository Trust Company
  P.O. Box #20                      7.80% Cumulative Preferred    2,380,516 shares--Record                37%
  Bowling Green Station                       Stock
  New York, NY 10028

                                       7.30% Tax-Advantaged       3,974,430 shares--Record                62%
                                    Cumulative Preferred Stock
  ---------------
   *  Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

                            DIRECTORS AND OFFICERS

         The Board of Directors of the Fund is comprised of the eight individuals named below. Two of the Directors, William L. Koke and David L. Meister, are elected annually by the holders of Issued Preferred, voting as a separate class. The remaining six Directors are divided into three classes and are elected by the holders of Common Stock and Issued Preferred, voting together as a single class. The Class I Directors, Charles M. Royce and G. Peter O'Brien, have terms that expire in 2003; the Class II Directors, Mark R. Fetting and Richard M. Galkin, have terms that expire in 2004; and the Class III Directors, Donald R. Dwight and Stephen L. Isaacs, have terms that expire in 2005. To the extent permitted by the 1940 Act and Maryland law, vacancies on the Board can be filled by the remaining Directors for the remainder of the term of the respective Board position.

         There are no family relationships between any of the Fund's Directors and officers. Each Director will hold office until his term expires and his successor has been duly elected or until his earlier resignation or removal. Each of the Fund's Directors is also a director/trustee of the other management investment companies comprising The Royce Funds, which have seventeen portfolios.

Directors

         Interested Directors. Certain biographical and other information concerning the Directors who are "interested persons" as defined in the 1940 Act, of the Fund, including their designated classes, is set forth below. Officers are elected by and serve at the pleasure of the Board of Directors. Each officer will hold office for the year ending December 31, 2003, and thereafter until his respective successor is duly elected and qualified.


                                    Term Of                                                           Other Public
                                   Office And                                                           Company
  Name, Age And     Position(s)    Length Of                                                         Directorships
    Address*       With The Fund  Time Served     Principal Occupations During Past Five Years      Held by Director
----------------   -------------  -----------   ------------------------------------------------    ----------------

   Charles M.         Class I       Term as     President, Chief Investment Officer and                   None
     Royce**       Director and     Director    Manager/Director of Royce; and President of The
      (63)         President        expires     Royce Funds.
                                     2003;
                                    Director
                                  and Officer
                                   since 1986

Mark R. Fetting**    Class II       Term as     Executive Vice President of Legg Mason;               Director of
      (48)           Director       Director    Manager/Director of Royce; and Division                registered
                                    expires     President and Senior Officer of Prudential             investment
                                     2004;      Financial Group, Inc. and related companies,           companies
                                    Director    including Fund Boards and consulting services to   constituting four
                                   since 2001   subsidiary companies (from 1991 to 2000). Mr.       Legg Mason Funds
                                                Fetting's prior business experience also
                                                includes having served as Partner, Greenwich
                                                Associates, and Vice President, T. Rowe Price
                                                Group, Inc.
---------
*     Mr. Royce's address is c/o Royce, 1414 Avenue of the Americas, New York,
      New York 10019.  Mr. Fetting's address is c/o Legg
      Mason, 100 Light Street, Baltimore, Maryland 21202.
**    Messrs. Royce and Fetting are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act due to the positions they hold with Royce and for Mr. Fetting, Legg Mason, and their ownership in Legg Mason.

         Non-Interested Directors. Certain biographical and other information concerning the Fund Directors who are not "interested persons," as defined in the 1940 Act, of the Fund, including their designated classes, is set forth below. Each non-interested Director is also a member of the Fund's audit committee.


                                    Term Of                                                           Other Public
                                   Office And                                                           Company
  Name, Age And     Position(s)    Length Of                                                         Directorships
    Address*       With The Fund  Time Served     Principal Occupations During Past Five Years      Held by Director
----------------   -------------  -----------   ------------------------------------------------    ----------------


 Donald R. Dwight     Class III       Term as    President of Dwight Partners, Inc., corporate      Trustee of the
       (71)            Director      Director    communications consultants; and Chairman (from       registered
                                      expires    1982 until March 1998) of Newspapers New             investment
                                       2005;     England, Inc. Mr. Dwight's prior experience           companies
                                     Director    includes having served as Lieutenant Governor     constituting the
                                    since 1998   of the Commonwealth of Massachusetts and as        94 Eaton Vance
                                                 President and Publisher of Minneapolis Star and         Funds
                                                 Tribune Company.

Richard M. Galkin      Class II       Term as    Private investor.  Mr. Galkin's prior business          None
       (64)            Director      Director    experience includes having served as President
                                      expires    of Richard M. Galkin Associates, Inc.,
                                       2004;     telecommunications consultants, President of
                                     Director    Manhattan Cable Television (a subsidiary of
                                    since 1986   Time Inc.), President of Haverhills Inc.
                                                 (another Time Inc. subsidiary), President of
                                                 Rhode Island Cable Television and Senior Vice
                                                 President of Satellite Television Corp. (a
                                                 subsidiary of Comsat).

Stephen L. Isaacs     Class III       Term as    President of The Center for Health and Social           None
       (63)            Director      Director    Policy (since September 1996); Attorney and
                                      expires    President of Health Policy Associates, Inc.,
                                       2005;     consultants. Mr. Isaacs' prior experience
                                     Director    includes having served as Director of Columbia
                                    since 1986   University Development Law and Policy Program
                                                 and Professor at Columbia University.

 William L. Koke       Director       Term as    Financial planner with Shoreline Financial              None
       (68)           elected by     Director    Consultants. Mr. Koke's prior business
                      Preferred       expires    experience includes having served as Director
                     Stockholders    annually;   of Financial Relations of SONAT, Inc.,
                                     Director    Treasurer of Ward Foods, Inc. and President of
                                    since 2001   CFC, Inc.


                                     B-8




 David L. Meister      Director       Term as    Chairman and Chief Executive Officer of The             None
       (63)           elected by     Director    Tennis Channel (since June 2000); and Chief
                      Preferred       expires    Executive Officer of Seniorlife.com (from
                     Stockholders    annually;   December 1999 to May 2000). Mr. Meister's prior
                                     Director    business experience includes having served as a
                                    since 1986   consultant to the communications industry,
                                                 President of Financial News
                                                 Network, Senior Vice
                                                 President of HBO, President
                                                 of Time-Life Films and Head
                                                 of Broadcasting for Major
                                                 League Baseball.

 G.Peter              Class I        Term as     Trustee of Colgate University, Director of            Director/
 O'Brien (57)        Director        Director    Pinnacle Holdings, Inc., President of Hill          Trustee of the
                                      expires    House, Inc. and Managing Director/Equity             registered
                                       2003;     Capital Markets Group of Merrill Lynch & Co.         investment
                                     Director    (from 1971 to 1999).                                  companies
                                    since 2001                                                     constituting the
                                                                                                     18 Legg Mason
                                                                                                    Funds; Director
                                                                                                    of Renaissance
                                                                                                        Capital
                                                                                                    Greenwich Fund.
---------
*  Messrs.  Dwight,  Galkin,  Isaacs,  Koke, Meister and O'Brien's address is c/o Royce,
   1414 Avenue of the Americas,  New York, New York 10019.


Officers

         Certain biographical and other information concerning the officers of the Fund is set forth below. Officers are elected by and serve at the pleasure of the Board of Directors. Each officer will hold office for the year ending December 31, 2003, and thereafter until his respective successor is duly elected and qualified.

                                                Term Of Office
                                Position(s)      And Length Of            Principal Occupations During
   Name, Age And Address*      With The Fund      Time Served                    Past Five Years
--------------------------    ---------------   ---------------  -----------------------------------------------


  John D. Diederich (51)      Vice President,    Officer since   Manager/Director,   Chief   Operating   Officer
                                Director of          2001        (since October 2001),  Chief Financial  Officer
                               Administration                    (since  March  2002) and  Managing  Director of
                               and Treasurer                     Royce;  Vice President,  Treasurer and Director
                                                                 of  Administration  of the other  Royce  Funds;
                                                                 and President of Royce Fund Services, Inc.

 Jack E. Fockler, Jr. (44)    Vice President    Officer since   Managing  Director and Vice President of Royce;
                                                     1995        Vice President of The Royce Funds.


                                     B-9




 W. Whitney George (44)        Vice President    Officer since   Managing Director and Vice President of Royce;
                                                     1995        and Vice President of The Royce Funds.

   Daniel A. O'Byrne (40)      Vice President    Officer since   Principal  and Vice  President  of  Royce;  and
                               and Assistant         1994        Vice President of The Royce Funds.
                                 Secretary

    John E. Denneen (35)       Secretary and     Officer from    General  Counsel of Royce (since January 2003);
                              General Counsel    1996 to 2001    Deputy  General   Counsel,   Principal,   Chief
                                                  and since      Compliance   Officer  and  Secretary  of  Royce
                                                  April 2003     2002 (since  March 2002); Secretary of The Royce
                                                                 Funds (1996-2001 and since April 2002); Associate
                                                                 General Counsel, Principal and Chief Compliance
                                                                 Officer of Royce (1996-2001); and Principal
                                                                 of Credit Suisse First Boston Private Equity
                                                                 (2001-2002).
      ---------------
   *     The address of each officer is c/o Royce, 1414 Avenue of the Americas, New York, New York 10019.



Ownership of Securities

         Information relating to each Director's share ownership in the Fund and in The Royce Funds as of December 31, 2002 is set forth in the tables below.



                                           Aggregate Dollar Range of Equity       Aggregate Dollar Range of Equity
                 Name                           Securities in the Fund              Securities in The Royce Funds
                 ----                      --------------------------------       ---------------------------------

Interested Directors
     Charles M. Royce..................                Over $100,000                        Over $100,000
     Mark R. Fetting...................                     None                            Over $100,000

Non-Interested Directors
     Donald R. Dwight..................                  $1-$10,000                         Over $100,000
     Richard M. Galkin.................                  $1-$10,000                         Over $100,000
     Stephen L. Isaacs.................               $10,001-$50,000                      $10,001-$50,000
     William L. Koke...................               $50,001-$100,000                      Over $100,000
     David L. Meister..................                     None                            Over $100,000
     G. Peter O'Brien..................               $10,001-$50,000                       Over $100,000



Board Committees and Meetings

         The Board of Directors has an Audit Committee, comprised of Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, David L. Meister and G. Peter O'Brien. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Fund's independent accountants and for conducting post-audit reviews of the Fund's financial condition with such independent accountants. The Fund has adopted an Audit Committee charter. Mr. Galkin serves as Chairman of the Audit Committee. The members of the Audit Committee are "independent" within the meaning of the 1940 Act and the New York Stock Exchange corporate governance standards for audit committees. The Fund's Audit Committee held three meetings during the year ended December 31, 2002. Although the Board of Directors does not have a standing compensation committee or a nominating committee, the non-interested Directors review and nominate candidates to serve as non-interested Directors. The non-interested Directors generally will not consider nominees recommended by stockholders of the Fund.

Compensation of Directors and Certain Officers


         For the year ended December 31, 2002, the following Directors of the Fund received compensation from the Fund and The Royce Funds, as follows:


                           Aggregate      Pension or Retirement         Estimated           Total Compensation
                         Compensation      Benefits Accrued as       Annual Benefits       from The Royce Funds
         Name              from Fund      Part of Fund Expenses      upon Retirement        paid to Directors
         ----              ---------      ---------------------      ---------------        -----------------
Donald R. Dwight,           $15,000                None                    None                    $65,250
Director 1

Richard M. Galkin,          $15,000                None                    None                    $65,250
Director 2

Stephen L. Isaacs,          $15,000                None                    None                    $65,250
Director

William L. Koke,            $15,000                None                    None                    $65,250
Director

David L. Meister,           $15,000                None                    None                    $65,250
Director

G. Peter O'Brien,           $15,000                None                    None                    $65,250
Director

--------------
1   Includes  $2,250 from the Fund  ($9,562.50  from the Fund and other Royce Funds)
    deferred  during 2002 at the election of Mr. Dwight under The Royce Funds' Deferred Compensation Plan for Trustees/Directors.
2   Includes  $15,000  from the Fund  ($63,750  from the Fund and other Royce Funds)
    deferred  during 2002 at the election of Mr. Galkin under The Royce Funds' Deferred Compensation Plan for Trustees/Directors.



Directors' Consideration of Investment Advisory Agreement

         The Fund's Board of Directors determined at meetings held on July 16-17, 2001 to approve the Fund's current Investment Advisory Agreement. In making their determinations, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's advisory arrangements as in effect from year to year. In addition, the Directors gave particular consideration to matters relating to the possible effects of the October 1, 2001 acquisition of Royce by Legg Mason on Royce and the Fund. In its consideration of the current Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Fund by Royce, (b) comparative data with respect to advisory fees paid by other funds with similar investment objectives, (c) the operating expenses and expense ratio of the Fund compared to funds with similar investment objectives, (d) the performance of the Fund as compared to such comparable funds, (e) the relative profitability of the present arrangements and the proposed arrangements to Royce, (f) information about the services to be performed and the personnel performing such services under the previous Investment Advisory Agreement and the current Investment Advisory Agreement, (g) the general reputation and financial resources of Legg Mason, (h) compensation payable by the Fund to affiliates of Royce for other services, (i) Royce's practices regarding the selection and compensation of brokers that execute portfolio transactions for the Fund and the brokers' provision of brokerage and research services to Royce, (j) the ability of Royce to continue providing investment advisory services of the same character and at least the same quality as provided prior to the October 1, 2001 acquisition of Royce by Legg Mason, (k) potential effect on portfolio management or other Fund services due to new affiliates and (l) potential effect on Fund performance. The Board of Directors was advised by separate legal counsel in connection with its review of the Fund's investment advisory arrangements.

         In addition, the Directors considered that the Stock Purchase Agreement for the transaction provided that Legg Mason would (subject to certain qualifications) use its reasonable best efforts to assure compliance with the safe-harbor provided by Section 15(f) of the 1940 Act. Section 15(f) provides that a registered investment company's investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (e.g., the change of control of Royce as a result of its acquisition by Legg Mason) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the 1940 Act, of the adviser. Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

Information Concerning Royce

         On October 1, 2001, Royce became an indirect wholly-owned subsidiary of Legg Mason. On March 31, 2002, Royce's corporate predecessor was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Fund's investment adviser and a direct wholly-owned subsidiary of Legg Mason.


                      CODE OF ETHICS AND RELATED MATTERS

         Royce and the Fund have adopted a Code of Ethics under which directors (other than non-management directors), officers and employees of Royce ("Royce-related persons") and interested trustees/directors, officers and employees of the Fund are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by the Fund or any other Royce account. The Code of Ethics permits such persons to engage in other personal securities transactions if (i) the securities involved are certain debt securities, money market instruments, shares of registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment or employer-sponsored automatic payroll deduction cash purchase plan, (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control or (iii) they first obtain permission to trade from Royce's Compliance Officer and either an executive officer or Senior Portfolio Manager of Royce. The Code contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

         Royce's clients include several private investment companies in which Royce, Royce-related persons and/or other Legg Mason affiliates have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 25% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce's allocation policies and procedures. See "Brokerage Allocation and Other Practices."


         As of December 31, 2002, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $40.6 million, and such persons beneficially owned equity interests in Royce-related private investment companies totaling approximately $8.6 million.

                    INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Fee

         As compensation for its services under the Investment Advisory Agreement, Royce is entitled to receive a fee comprised of a Basic Fee (the "Basic Fee") at the rate of 1% per annum of the Fund's average net assets (including proceeds from the sale of Preferred Stock) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 Index. A rolling period of 60 months ending with the most recent calendar month is utilized for measuring performance and average net assets.

         The Basic Fee for each such month will be increased or decreased at the rate of 1/12 of .05% per percentage point, depending on the extent, if any, by which the investment performance of the Fund exceeds by more than two percentage points, or is exceeded by more than two percentage points by, the percentage change in the investment record of the S&P 600 Index for the performance period. The maximum increase or decrease in the Basic Fee for any month is 1/12 of 0.5%. Accordingly, for each month the maximum monthly fee rate as adjusted for performance will be 1/12 of 1.5% and will be payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 Index by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance will be 1/12 of 0.5% and will be payable if the percentage change in the investment record of the S&P 600 Index exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

         Notwithstanding the foregoing, Royce will not be entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative on an absolute basis. In the event that the Fund's investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

         Because the Basic Fee is a function of the Fund's net assets and not of its total assets, Royce will not receive any fee in respect of those assets of the Fund equal to the aggregate unpaid principal amount of any indebtedness of the Fund. Royce will receive a fee in respect of any assets of the Fund equal to the liquidation preference of and any potential redemption premium for the outstanding 7.80% Cumulative Preferred Stock, 7.30% Tax-Advantaged Cumulative Preferred Stock and for any other Preferred Stock that may be issued and sold by the Fund.

         The following table illustrates, on an annualized basis, the full range of permitted increases or decreases to the Basic Fee.


      Difference between Performance
      of Fund and % Change in S & P               Adjustment to 1%
             600 Index Record                        Basic Fee                   Fees as Adjusted
      ------------------------------              -----------------              ----------------

          +12 or more                                  +.5%                             1.5%
          +11                                          +.45%                            1.45%
          +10                                          +.4%                             1.4%
          +9                                           +.35%                            1.35%
          +8                                           +.3%                             1.3%
          +7                                           +.25%                            1.25%
          +6                                           +.2%                             1.2%
          +5                                           +.15%                            1.15%
          +4                                           +.1%                             1.1%
          +3                                           +.05%                            1.05%
          +/-2                                         0                                1%
          - 3                                         -0.5                               .95%
          - 4                                          -.1%                              .9%
          - 5                                          -.15%                             .85%
          - 6                                          -.2%                              .8%
          - 7                                          -.25%                             .75%


                                     B-13




      Difference between Performance
      of Fund and % Change in S & P               Adjustment to 1%
             600 Index Record                        Basic Fee                   Fees as Adjusted
      ------------------------------              -----------------              ----------------

          - 8                                          -.3%                              .7%
          - 9                                          -.35%                             .65%
          - 10                                         -.4%                              .6%
          - 11                                         -.45%                             .55%
          - 12 or less                                 -.5%                              .5%



         In calculating the investment performance of the Fund and the percentage change in the investment record of the S&P 600 Index, all dividends and other distributions during the performance period are treated as having been reinvested, and no effect is given to gain or loss resulting from capital share transactions of the Fund. Fractions of a percentage point are rounded to the nearest whole point (to the higher whole point if exactly one-half).

         Royce has committed to voluntarily waive the portion of its investment advisory fee attributable to a series of Preferred Stock for any month when the Fund's average annual net asset value total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock's dividend rate.


         For the years ended December 31, 2002, 2001 and 2000, Royce received investment advisory fees from the Fund of $10,024,212, $9,410,553 and $7,342,211 (net of $665,068, $249,670 and $505,624 voluntarily waived by
Royce), respectively.


Other

         The Investment Advisory Agreement provides that the Fund may use "Royce" as part of its name only for as long as the Investment Advisory Agreement remains in effect. The name "Royce" is a property right of Royce, and it may at any time permit others, including other investment entities, to use such name.

         The Investment Advisory Agreement protects and indemnifies Royce against liability to the Fund, its stockholders or others for any action taken or omitted to be taken by Royce in connection with the performance of any of its duties or obligations under Investment Advisory Agreement or otherwise as an investment adviser to the Fund. However, Royce is not protected or indemnified against liabilities to which it would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

         Royce's services to the Fund are not deemed to be exclusive, and Royce or any of its affiliates may provide similar services to other investment companies and other clients or engage in other activities.

         The Investment Advisory Agreement will remain in effect until June 30, 2003 and may be continued in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the directors who are not parties to the Agreement or interested persons of any such party. The Investment Advisory Agreement will automatically terminate if it is assigned (as defined by the 1940 Act and the rules thereunder) and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party thereto on not less than 60 days' written notice.

Service Contract with State Street


         State Street Bank and Trust Company ("State Street"), the custodian of the Fund's assets, provides certain management-related services to the Fund. Such services include keeping books of accounts and rendering such financial and other statements as may be requested by the Fund from time to time generally assisting in the preparation of reports to the Fund's stockholders, to the SEC and others and in the auditing of accounts and in other ministerial matters of like nature, as agreed to between the Fund and State Street. For the fiscal years ended December 31, 2002, 2001 and 2000, the Fund paid $213,265, $235,710 and $218,247 in fees to the Fund's custodian and transfer agent.

                                   TAXATION

General

         The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its stockholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

         The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to stockholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in warrants and options) ("capital gain dividends") are taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the stockholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any capital gain dividends as well as any amounts of capital gain dividends in the different categories of capital gain referred to above.

         Dividends are taxable to stockholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met.

         A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class' proportionate share of particular types of income, including exempt interest and net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Thus, the Fund is required to allocate a portion of its net capital gains and other taxable income to the shares of Preferred Stock.

         If at any time when shares of Preferred Stock are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See "Risk Factors and Special Considerations - Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities
- Asset Coverage Test." This may prevent the Fund from distributing at least 90% of its net income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may, and under certain circumstances will be required to, redeem shares of Preferred Stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. See "Description of Capital Stock -- Preferred Stock -- Redemption" in the Prospectus. There can be no assurance, however, that any such action would achieve such objectives.

         The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield bonds"), as previously described. Some of these high yield bonds may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield/high risk securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

         Ordinary income dividends paid to stockholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

         Under certain provisions of the Code, some stockholders may be subject to a withholding tax on ordinary income dividends and capital gain dividends ("backup withholding"). Generally, stockholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

         Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

         Ordinary income and capital gain dividends may also be subject to state and local taxes.

         Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

         Stockholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES

         Royce is responsible for selecting the brokers who effect the purchases and sales of the Fund's portfolio securities. No broker is selected to effect a securities transaction for the Fund unless such broker is believed by Royce to be capable of obtaining the best price for the security involved in the transaction. Best price and execution is comprised of several factors, including the liquidity of the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained. In addition to considering a broker's execution capability, Royce generally considers the brokerage and research services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Such services may include general economic research, market and statistical information, industry and technical research, strategy and company research and performance measurement, and may be written or oral. Brokers that provide both research and execution services are generally paid higher commissions than those paid to brokers who do not provide such research and execution services. Royce determines the overall reasonableness of brokerage commissions paid, after considering the amount another broker might have charged for effecting the transaction and the value placed by Royce upon the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or Royce's overall responsibilities with respect to its accounts.

         Royce is authorized, under Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreement with the Fund, to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

         Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by Royce in servicing all of its accounts, and not all of such services may be used by Royce in connection with the Fund.

         Even though investment decisions for the Fund are made independently from those for the other accounts managed by Royce, securities of the same issuer are frequently purchased, held or sold by more than one Royce account because the same security may be suitable for all of them. When the same security is being purchased or sold for more than one Royce account on the same trading day, Royce may seek to average the transactions as to price and allocate them as to amount in a manner believed to be equitable to each. Such purchases and sales of the same security are generally effected pursuant to Royce's Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, unallocated orders are placed with and executed by broker-dealers during the trading day. The securities purchased or sold in such transactions are then allocated to one or more of Royce's accounts at or shortly following the close of trading, using the average net price obtained. Such allocations are done based on a number of judgmental factors that Royce believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for the Fund.

         The Fund may effect brokerage transactions on a securities exchange with Legg Mason Wood Walker, Incorporated ("Legg Mason Wood Walker") and any other affiliated broker-dealers in accordance with the procedures and requirements set forth in Rule 17e-1 under the 1940 Act. Any such transactions would involve the use of the affiliated broker-dealer for execution purposes only and/or for locating the purchasers or sellers involved in the transaction. The affiliated broker-dealer would not be compensated because of any other research-related service or product provided or to be provided by it and may not be used to effect brokerage transactions in Nasdaq or other over-the-counter securities. Although the Fund will not effect any principal transactions with any affiliated broker-dealers, they may purchase securities that are offered in certain underwritings in which an affiliated broker-dealer is a participant in accordance with the procedures and requirements set forth in Rule 10f-3 under the 1940 Act. Charles M. Royce and/or trusts primarily for the benefit of members of his family may own or acquire substantial amounts of Legg Mason common stock.

         During the year ended December 31, 2002, the Fund did not acquire any securities of any of its regular brokers (as defined in Rule 10b-1 under the 1940 Act) or of any of their parents.


         During each of the three years ended December 31, 2002, 2001 and 2000, the Fund paid brokerage commissions of approximately $1,043,502, $602,336 and $694,188, respectively. Since October 1, 2001, when Royce became an indirect wholly-owned subsidiary of Legg Mason, the Fund paid no brokerage commissions to Legg Mason Wood Walker or to any other affiliates of Legg Mason.



                                NET ASSET VALUE

         The NAV of the Fund's shares of Common Stock is calculated at the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) every day that the NYSE is open. The Fund makes this information available daily by telephone (800-221-4268) and via its web site (www.roycefunds.com) and through electronic distribution for media publication, including major internet-based financial services web sites and portals (bloomberg.com, yahoo.com, cbsmarketwatch.com, etc.) Currently, The Wall Street Journal, The New York Times and Barron's publish NAVs for closed-end investment companies weekly.

         The net asset value per share of the Fund's Common Stock is calculated by dividing the current value of the Fund's total assets less the sum of all of its liabilities and the aggregate liquidation preferences of its outstanding shares of Preferred Stock, by the total number of outstanding shares of Common Stock. The Fund's investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by the Fund's Board of Directors.


         For the years ended December 31, 2002, 2001 and 2000, the Fund's portfolio turnover rates were 35%, 30% and 36%, respectively.



                             FINANCIAL STATEMENTS

         The audited financial statements included in the Annual Report to the Fund's Stockholders for the fiscal year ended December 31, 2001, together with the report of Tait, Weller & Baker thereon, and the unaudited financial statements included in the Semi-Annual Report to the Fund's Stockholders for the six months ended June 30, 2002 are incorporated herein by reference. It is expected that the audited financial statements included in the Annual Report to the Fund's Stockholders for the fiscal year ended December 31, 2002, together with the report of Tait, Weller & Baker thereon, will be mailed to stockholders and available on the Fund's website (www.roycefunds.com) on or around February 28, 2003.

                                    Part C

                               Other Information

Item 24. Financial Statements and Exhibits

1.   a.      The following audited financial statements of Royce Value
             Trust, Inc. (the "Fund") are included in the Fund's Annual
             Report to Stockholders for the fiscal year ended December 31, 2001, filed with the Securities and Exchange Commission ("SEC") under Section 30 (b) (1) of the Investment Company Act of 1940, as amended ("1940 Act"), and are incorporated in Part B hereof by reference:

             Schedule of Investments, December 31, 2001; Statement of Assets and Liabilities, December 31, 2001; Statement of Operations for the fiscal year ended December 31, 2001; Statement of Changes in Net Assets for the years ended December 31, 2001 and 2000; Notes to Financial Statements at December 31, 2001; Financial Highlights for the five fiscal years ended December 31, 2001; and Report of Independent Accountants.

     b. The following unaudited financial statements of the Fund are included in the Fund's Semi-Annual Report to Stockholders for the six months ended June 30, 2002, filed with the SEC under Section 30 (b) (1) of the 1940 Act, and are incorporated in Part B hereof by reference:

             Schedule of Investments, June 30, 2002; Statement of Assets and Liabilities, June 30, 2002; Statement of Operations for the six months ended June 30, 2002;
             Statement of Changes in Net Assets for the six months ended June 30, 2002; and for the year ended December 31, 2001. Notes to Financial Statements at June 30, 2002; and Financial Highlights for the five fiscal years ended December 31, 2001 and for the six months ended June 30, 2002.

2.   Exhibits

      (a)(1)        Articles of Incorporation dated July 1, 1986. (1)
         (2)        Articles of Amendment dated May 6, 1988. (1)
         (3)        Articles of Amendment dated April 28, 1989. (1)
         (4)        Articles of Amendment dated March 2, 1998. (1)
         (5)        Articles of Amendment dated March 19, 1998. (1)
         (6)        Certificate of Correction dated May 11, 1998. (1)
         (7)        Form of Articles Supplementary creating the 7.80% Cumulative
                    Preferred Stock ("7.80% Preferred Stock"). (2)
         (8)        Form of Articles Supplementary creating the 7.30% Tax-Advantaged
                    Cumulative Preferred Stock ("7.30% Preferred Stock"). (3)
         (9)        Form of Articles Supplementary dated January ___, 2003. (1)
      (b)           Amended and Restated By-laws. (1)




      (c)           Not applicable.
      (d)(1)        Form of specimen share certificate for Common
                    Stock. (1)
         (2)        Form of share certificate for 7.80% Preferred Stock. (4)
         (3)        Form of share certificate for 7.3% Preferred Stock. (3)
      (e)           Amended and Restated Distribution Reinvestment and
                    Cash Purchase Plan. (5)
      (f)           Not applicable.
      (g)           Investment Advisory Agreement dated October 1, 2001
                    between the Fund and Royce & Associates, Inc. ("R &
                    A"). (6)
      (h)           Not applicable. (i) Not applicable.
      (j)(1)        Custodian Contract with State Street Bank and Trust
                    Company ("State Street") dated October 20, 1986. (1)
         (2)        Amendment to Custodian Contract dated December 11, 1987. (1)
         (3)        Amendment to Custodian Contract dated May 13, 1988. (1)
         (4)        Amendment to Custodian Contract dated April 2, 1992. (1)
         (5)        Amendment to Custodian Contract dated November 3, 1997. (1)
         (6)        Amendment to Custodian Contract dated September 14, 2000. (1)
         (7)        Form of Amendment to Custodian Contract dated January ___, 2003. (1)
      (k)(1)        Registrar, Transfer Agency and Service Agreement
                    with State Street (Common Stock) dated October 20,
                    1986. (1)
         (2)        Registrar, Transfer Agency and Service Agreement with State Street (7.80% Preferred
                    Stock) dated August 21, 1996. (1)
         (3)        First Amendment to Registrar, Transfer Agency and Paying Agency Agreement (7.80%
                    Preferred Stock and 7.3% Preferred Stock) dated May 18, 1998. (7)
         (4)        Form of Subscription Certificate. (1)
         (5)        Form of Subscription Agent Agreement. (1)
         (6)        Form of Information Agent Agreement. (1)
      (l)           Opinion and Consent of Sidley Austin Brown & Wood LLP
    . (m)           Not applicable.
      (n)(1)        Consent of Tait, Weller & Baker, independent auditors for the Fund.
         (2)        Consent of Ernst & Young LLP, independent auditors.
      (o)           Not applicable.
      (p)           Not applicable.
      (q)           Not applicable.
      (r)           Code of Ethics. (1)
---------
(1)      Incorporated by reference to the Fund's Registration Statement on
         Form N-2, filed with the SEC on January 3, 2003 (File No.
         333-102349).
(2)      Incorporated by reference to Pre-Effective Amendment No. 1 to the
         Fund's Registration Statement on Form N-2, filed with the SEC on
         August 9, 1996 (File No. 333-8039).
(3)      Incorporated by reference to the Fund's Registration Statement on
         Form N-2, filed with the SEC on April 29, 1998 (File No. 333-51295).
(4)      Incorporated by reference to the Fund's Registration Statement on
         Form N-2, filed with the SEC on July 12, 1996 (File No. 333-8039).
(5)      Incorporated by reference to the Fund's Registration Statement on
         Form N-2, filed with the SEC on August 11, 1995 (File No. 811-4875).


                                      2




(6) Incorporated by reference to the Fund's Form NSAR-B, filed with the SEC on February 28, 2002.
(7)      Incorporated by reference to Pre-Effective Amendment No. 1 to the
         Fund's Registration Statement on Form N-2, filed with the SEC on
         May 14, 1998 (File No. 333-51295).

Item 25. Marketing Arrangements

         Not applicable.

Item 26. Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


                                                                         Estimated
        Category                                                         Expenses
        --------------------------------------------------------    ------------------
        Registration
        fees...................................................             6,221
        New York Stock Exchange listing fees...................            52,569
        Printing expenses......................................            30,000
        Subscription Agent fees and expenses ..................            15,000
        Information Agent fees and expenses....................            12,000
        Accounting fees and
        expenses...............................................             4,200
        Legal fees and
        expenses...............................................           100,000
        Miscellaneous..........................................             5,010
                                                                    ------------------

        Total..................................................           225,000
                                                                    ==================

Item 27. Person Controlled by or Under Common Control with Fund

         None.

Item 28. Number of Holders of Securities

         The following information is given as of January 22, 2003:


                                                                                         Number of
                                    Title of Class                                     Record Holders
-----------------------------------------------------------------------------        ------------------
Common Stovalue..............................................................              2,005
7.80% Cumulative Preferred Stock, $.001 par value............................                 19
7.30% Tax-Advantaged Cumulative Preferred Stock, $.001 par value.............                 28

Item 29. Indemnification

         Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VI and VII of the Fund's Articles of Incorporation, as amended, Article V of the Fund's Amended and Restated By-laws and the Investment Advisory Agreement, each of which provide for indemnification.

         The Investment Advisory Agreement between the Fund and R & A obligates the Fund to indemnify R & A and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by R & A in or by reason of any action, suit, investigation or other proceeding arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by R & A in connection with the performance of any of its duties or obligations under the Agreement or otherwise as an investment adviser of the Fund. R & A is not entitled to indemnification in respect of any liability to the Fund or its security holders to which it would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent or such claim is to be paid under insurance policies, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The Fund, its officers and directors, R & A and certain others are presently insured under a Directors and Officers/Errors and Omissions Liability Insurance Policy issued by ICI Mutual Insurance Company, which generally covers claims by the Fund's stockholders and third persons based on or alleging negligent acts, misstatements or omissions by the insureds and the costs and expenses of defending those claims, up to a limit of $15,000,000, with a deductible amount of $250,000.

Item 30. Business and other Connections of Investment Adviser

         Reference is made to Schedules D and F to Royce's amended Form ADV (File No. 801-8268), which are incorporated herein by reference.

Item 31. Location of Accounts and Records

         Records are located at:

          1.      Royce Value Trust, Inc.
                  10th Floor
                  1414 Avenue of the Americas
                  New York, New York 10019

(Corporate records and records relating to the function of Royce as investment adviser)

          2.      State Street Bank and Trust Company
                  Two Heritage Drive
                  North Quincy, Massachusetts 02171

                  Attention: Royce Value Trust, Inc.

(Records relating to its functions as Custodian for the Fund)

          3.      Equiserve Trust Company, N.A.
                  225 Franklin Street
                  Boston, Massachusetts 02110
                  Attention: Royce Value Trust, Inc.

(Records relating to its functions as Registrar and Transfer Agent and Dividend Paying Agent for the Fund)

Item 32. Management Services

         Not applicable.

Item 33. Undertakings

(1) The Fund undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value of its shares declines more than 10% from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) The Fund hereby undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, and the terms of any subsequent reoffering thereof.

(4) Not applicable.

(5) Not applicable.

(6) The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of January, 2003.

                                ROYCE VALUE TRUST, INC.
                                (Fund)

                                By:  /s/ Charles M. Royce
                                     ----------------------------------------
                                     Charles M. Royce, President and Director


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                Title                                                Date
---------                                -----                                                ----
/s/ Charles M. Royce*                    President and Director
---------------------------------        (Principal Executive Officer)
Charles M. Royce

/s/ John D. Diederich*                   Treasurer
---------------------------------        (Principal Financial and Accounting
John D. Diederich                        Officer)

/s/ Donald R. Dwight*                    Director
---------------------------------
Donald R. Dwight

/s/ Mark R. Fetting*                     Director
---------------------------------
Mark R. Fetting

/s/ Richard M. Galkin*                   Director
---------------------------------
Richard M. Galkin

/s/ Stephen L. Isaacs*                   Director
---------------------------------
Stephen L. Isaacs

/s/ William L. Koke*                     Director
---------------------------------
William L. Koke

/s/ David L. Meister*                    Director
---------------------------------
David L. Meister

/s/ G. Peter O'Brien*                    Director
---------------------------------
G. Peter O'Brien

*By: /s/ Charles M. Royce                                                                      January 28, 2003
     ----------------------------
      (Charles M. Royce,
Attorney-in-Fact)

                                 Exhibit Index

Exhibit Number    Document
--------------    --------

    (l)           Opinion and Consent of Sidley Austin Brown & Wood LLP
    (n)(1)        Consent of Tait, Weller & Baker
       (2)        Consent of Ernst & Young LLP